PROSPECTUS

                                  $270,000,000
                            Pilgrim Prime Rate Trust
          Auction Rate Cumulative Preferred Shares ("Preferred Shares")
                             3,600 Shares, Series M
                             3,600 Shares, Series W
                             3,600 Shares, Series F
                    Liquidation Preference $25,000 Per Share

     Pilgrim Prime Rate Trust (the "Trust") is offering 3,600 Series M, 3,600 Series W and 3,600 Series F Auction Rate Cumulative Preferred Shares. The Trust is a closed-end, diversified management investment company. The Trust's investment adviser is ING Pilgrim Investments, Inc. ("ING Pilgrim Investments" or the "Adviser"), formerly known as Pilgrim Investments, Inc. The Trust's investment objective is to seek as high a level of current income for holders of its common shares as is consistent with the preservation of capital. The Trust seeks to achieve its objective by acquiring interests in senior floating-rate loans ("Senior Loans") with interest rates that float periodically based on a benchmark indicator of prevailing interest rates. Normally, at least 80% of the Trust's total assets are invested in Senior Loans. Senior Loans hold a senior position in the capital structure of the borrower, are usually secured with specific collateral, and have a claim on the assets of the borrower that comes before other lenders to and holders of securities of the borrower, such as holders of subordinated debt, preferred stock or common stock. However, Senior Loans typically are below investment grade quality and have speculative characteristics. There is no assurance that the Trust will achieve its investment objective.

                                   ----------

     Investing in Preferred Shares involves risks. See the "Risk Factors" section beginning on page 19 of this Prospectus. The minimum purchase amount for Preferred Shares is $25,000.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   ----------
                                                Per Share         Total
                                                ---------      ------------
     Public Offering Price                       $25,000       $270,000,000
     Sales Load                                  $   250       $  2,700,000
     Proceeds to Trust (1)                       $24,750       $267,300,000

----------
(1) Not including offering expenses incurred by the Trust, estimated to be $446,318.

     The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

     The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about November 2, 2000.

                                   ----------

                              Salomon Smith Barney
                            PaineWebber Incorporated
                                 Lehman Brothers
                                  Gruntal & Co.

October 30, 2000

     Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series M Preferred Shares for the initial period from and including the date of issue to but excluding November 14, 2000 will be 6.50% per year. The dividend rate on the Series W Preferred Shares for the initial period from and including the date of issue to but excluding November 16, 2000 will be 6.50% per year. The dividend rate on the Series F Preferred Shares for the initial period from and including the date of issue to but excluding November 20, 2000 will be 6.50% per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. Preferred Shares are not listed on an exchange. Investors in Preferred Shares may participate in auctions through broker-dealers that have entered into an agreement with the auction agent and the Trust in accordance with the procedures specified herein. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Trust may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption."

     The Preferred Shares will be senior to shares of the Trust's outstanding common shares, par value $0.01 per share. The Trust's common shares are traded on the New York Stock Exchange under the symbol "PPR." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "aaa" from Moody's Investors Service, Inc. and "AAA" from Standard & Poor's.

     This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Trust's Statement of Additional Information ("SAI") dated October 30, 2000, contains additional information about the Trust and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the SAI by calling 1-800-992-0180 or by writing to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. A table of contents to the SAI is located at page 40 of this Prospectus. The SAI is available along with other Trust-related materials at the Securities and Exchange Commission's internet web site (http://www.sec.gov).

     You should rely only on the information contained in or incorporated by reference in this Prospectus. Neither the Trust nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Trust nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only. The Trust's business, financial condition, results of operations and prospects may have changed since that date.

                                   ----------

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Prospectus Summary..........................................................   1
Financial Highlights and Investment Performance.............................   8
The Trust...................................................................   9
Use of Proceeds.............................................................   9
Capitalization..............................................................  10
Trust Characteristics and Composition.......................................  11
Investment Objective and Policies...........................................  12
General Information on Senior Loans.........................................  15
Description of Credit Facility Program......................................  18
Risk Factors................................................................  19
Net Asset Value.............................................................  22
The Auction.................................................................  23
Description of Preferred Shares.............................................  26
Rating Agency Guidelines....................................................  30
Management of the Trust.....................................................  31
Custodian and Auction Agent, Transfer Agent,
  Dividend Paying Agent and Registrar.......................................  33
Federal Taxation............................................................  33
Description of Capital Structure............................................  35
Underwriting................................................................  39
Legal Matters...............................................................  39
Experts.....................................................................  40
Further Information.........................................................  40
Table of Contents for the Statement of Additional Information...............  40

                               PROSPECTUS SUMMARY

     THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE OFFERING OF THE PREFERRED SHARES FULLY, YOU SHOULD READ THIS ENTIRE PROSPECTUS CAREFULLY, INCLUDING THE RISK FACTORS. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION INCLUDED IN THIS PROSPECTUS AND THE SAI.

The Offering.............  The Trust is offering 3,600 Series M Preferred
                           Shares, 3,600 Series W Preferred Shares and
                           3,600 Series F Preferred Shares (collectively, "Preferred Shares"), each at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Trust first issues the shares. Salomon Smith Barney Inc., PaineWebber Incorporated, Lehman Brothers Inc. and Gruntal & Co., L.L.C. are offering the Preferred Shares as underwriters.

                           The Preferred Shares will be preferred shares of the Trust that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. In general, except as described under "-- Dividends and Dividend Periods" and "Description of Preferred Shares -- Dividends and Dividend Periods," each dividend period will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

                           Preferred Shares are not listed on an exchange. Investors and potential investors in Preferred Shares may participate in auctions for the Preferred Shares through broker-dealers that have entered into an agreement with the auction agent and the Trust.

                           Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

                           Subject to market conditions, the Trust expects to offer within the next 30 days up to 3,600 shares each of Series T Preferred Shares and of Series Th Preferred Shares. No offer will be made until such time as the Trust shall have filed a registration statement with the Securities and Exchange Commission relating to the additional series.

Ratings..................  The Trust will not issue Preferred Shares unless such shares have a rating of "aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's ("S&P").

The Trust................  Pilgrim Prime Rate Trust is a closed-end, diversified management investment company. The Trust was organized as a Massachusetts business trust on December 2, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and its telephone number is 1-800-992-0180.

                           The Trust commenced investment operations on May 12, 1988 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share. As of September 30, 2000, the Trust had total assets of approximately $1.7 billion and net assets of approximately $1.2 billion. The Trust is offering pursuant to this Prospectus 3,600 preferred shares of beneficial interest, par value $0.01 per share, designated Series M Auction Rate Cumulative Preferred Shares, 3,600 preferred shares of beneficial interest, par value $0.01 per share, designated Series W Auction Rate Cumulative Preferred Shares and 3,600 preferred shares of beneficial interest, par value $0.01 per share, designated Series F Auction Rate Cumulative Preferred Shares.

Investment
Adviser..................  The Trust's investment adviser is ING Pilgrim
                           Investments, Inc. Organized in December 1994, ING Pilgrim Investments serves as investment manager to 41 open-end funds, one closed-end fund, 10 variable annuity funds, and other institutional and privately managed accounts, and had assets under management of approximately $20.8 billion as of September 30, 2000. ING Pilgrim Investments is an indirect wholly-owned subsidiary of ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 60 countries, with almost 90,000 employees.

Investment Objective
and Policies.............  The Trust's investment objective is to seek as high a level of current income for holders of its common shares as is consistent with the preservation of capital.

                           The Trust seeks to achieve its objective by acquiring interests in Senior Loans with interest rates that float periodically based on a benchmark indicator of prevailing interest rates, such as the Prime Rate or the London Inter-Bank Offered Rate ("LIBOR"). The Trust may also use techniques such as borrowing for investment purposes.

Diversification..........  The Trust maintains a diversified investment portfolio. As a diversified management
                           investment company, the Trust, with respect to 75% of its total assets, may invest no more than 5% of the value of its total assets in any one issuer (other than the U.S. Government). This strategy of diversification is intended to seek to manage risk by limiting exposure to any one issuer.

General Investment
Guidelines...............  *    Normally, at least 80% of the Trust's total
                                assets are invested in Senior Loans.
                           *    A maximum of 25% of the Trust's assets may
                                be invested in one industry.

                           * The Trust only acquires interests in Senior Loans of U.S. corporations, partnerships, limited liability companies, or other business entities organized under U.S. law or domiciled in Canada or U.S. territories and possessions. The Senior Loans are usually collateralized and must be denominated in U.S. dollars.

Leverage.................  The Trust uses financial leverage for investment purposes. In addition to issuing Preferred
                           Shares, the Trust borrows money through a credit facility program. The amount of leverage represented by the credit facility program currently is approximately 30% of the Trust's total assets. By utilizing the proceeds of the Preferred Shares to pay down borrowings under the credit facility program, it is currently anticipated that the amount of leverage represented by the credit facility program will be reduced to approximately
                           14% of the Trust's total assets. It is currently anticipated that, after issuing the Preferred Shares and paying down the credit facility program with the proceeds, the amount of leverage will represent approximately 30% (and in no event will it exceed 50%) of the Trust's total assets.

                           It is also anticipated that the Trust will borrow additional amounts under the credit facility program as investment opportunities in additional Senior Loans become available. The Trust's obligations under the credit facility program are senior to the Preferred Shares. Payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Trust's obligations under the credit facility program. As of September 30, 2000, the Trust had outstanding borrowings of approximately $505 million under the credit facility program.

Principal Investment
Risks....................  Risk is inherent in all investing. The primary risks of investing in Preferred Shares are:

                           * the Trust will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Trust meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness (including the credit facility program);

                           * senior indebtedness of the Trust may also constitute a substantial lien and burden on your Preferred Shares by reason of its prior claim against the income of the Trust and against the net assets of the Trust in liquidation;

                           *    if an auction fails you may not be able
                                to sell some or all of your Preferred
                                Shares;

                           * you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;
                           * a rating agency could downgrade Preferred Shares, which could affect liquidity; and

                           *    the Trust may be forced to redeem your
                                Preferred Shares to meet regulatory or
                                rating agency requirements or may
                                voluntarily redeem your Preferred Shares in certain circumstances.

                           The primary risks of investing in the Trust are:

                           * borrowers under Senior Loans may default on obligations to pay principal or interest when due, lenders may have difficulty liquidating the collateral securing the Senior Loans or enforcing their rights under the terms of the Senior Loans, and the Trust's investment objective may not be realized;

                           * any change in the net asset value ("NAV") of the common shares would be somewhat greater as a result of the issuance of the Preferred Shares. In addition, the leverage effect created by the issuance of the Preferred Shares could magnify the effect on the holders of the common shares of any increase or decrease in the yield on the Trust's portfolio for a given period of time;

                           * in extraordinary circumstances the Trust may not earn sufficient income from its investments to pay dividends;

                           * if long term rates rise, the value of the Trust's investment portfolio may decline;

                           * because of a limited secondary market for Senior Loans, the Trust may be limited in its ability to sell portfolio holdings at carrying value to generate gains or avoid losses; and

                           * an increase in demand for Senior Loans may adversely affect the rate of interest payable on Senior Loans acquired by the Trust.

                           For further discussion of the risks of investing in the Preferred Shares and the Trust, see "Risk Factors."

Dividends and Dividend
Periods..................  The table below shows the dividend rates for the initial rate periods on Preferred Shares offered in this Prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. See "Description of Preferred Shares -- Dividends and Dividend Periods" and "The Auction."

                           The table below also shows the dividend payment dates for the initial dividend periods. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.

                           Finally, the table below shows the number of days of the initial dividend periods for Preferred Shares. Subsequent rate periods generally will be 7 days. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period. See "Description of Preferred Shares -- Designation of Special Rate Periods."

                                                       Dividend        Number of
                                                     Payment Dates      Days of
                                        Initial       for Initial       Initial
                           Preferred    Dividend       Dividend         Dividend
                             Shares      Rates         Periods          Periods
                             ------      -----         -------          -------
                           Series M      6.50%     November 14, 2000      12
                           Series W      6.50%     November 16, 2000      14
                           Series F      6.50%     November 20, 2000      18

Asset
Maintenance..................   Under the Trust's Certificate of Designation for
                                Preferred Shares (the "Certificate"), which establishes and fixes the rights and preferences of the shares of Preferred Shares, the Trust must maintain:

                                * asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares, and
                                * asset coverage of the Preferred Shares of at least 200% as required by the Investment Company Act of 1940.

                                Based on the composition of the Trust's
                                portfolio and market conditions as of September 30, 2000, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately 330% if the Trust were to issue all Preferred Shares offered in this Prospectus, representing approximately 16% of the Trust's total assets.

                                In addition, under the credit facility program, the Trust may not permit the Trust's asset coverage ratio (as defined separately by related credit agreements) to fall below 300% at any time without causing an event of default under the credit agreements. See "Description of Credit Facility Program."

Redemption...................   Although the Trust ordinarily does not expect to
                                redeem Preferred Shares, it may be required to
                                redeem shares if, for example, the Trust does
                                not correct a failure to meet an asset coverage
                                ratio required by law or a rating agency
                                guideline in a timely manner. The Trust
                                voluntarily may redeem Preferred Shares under
                                certain conditions. See "Description of
                                Preferred Shares -- Redemption."
Liquidation
Preference...................   The liquidation preference (that is, the amount
                                the Trust must pay to holders of Preferred
                                Shares if the Trust is liquidated) for Preferred
                                Shares will be $25,000 per share plus
                                accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights................   The 1940 Act requires that the holders of
                                Preferred Shares, and the holders of any other series of preferred shares of the Trust, voting as a separate class, have the right to:
                                *    elect at least two trustees at all times,
                                     and
                                *    elect a majority of the trustees at any
                                     time when dividends on any series of the Preferred Shares, or any other series of preferred shares of the Trust, are unpaid for two full years and will continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

                                The holders of common shares will elect the remaining trustees. The holders of Preferred Shares, and the holders of any other series of preferred shares of the Trust, will vote as a separate class or series on other matters as required under the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), the 1940 Act and Massachusetts law. Each common share, each Preferred Share, and each share of any other series of preferred shares of the Trust is entitled to one vote per share.

Federal Income
Taxes........................   The distributions with respect to Preferred
                                Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Internal Revenue Code of 1986, as amended
                                (the "Code")) will constitute dividends to the extent of the Trust's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders.
                                Because the Trust's portfolio income will consist principally of interest income, corporate investors in the Preferred Shares generally will not be entitled to the 70% dividends received deduction regardless of the holders' respective holding periods for their Preferred Shares. Distributions to holders of net capital gain that are designated by the Trust as capital gain dividends will be treated as long-term capital gains in the hands of holders. The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Trust intends to designate distributions of net capital gain made with respect to Preferred
                                Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. Because the Trust currently has a significant capital loss carry forward, it is not anticipated that the Trust will distribute net capital gains to shareholders, including holders of the Preferred
                                Shares, for the foreseeable future. See "Federal
                                Taxation."

Secondary Market
Trading......................   Broker-dealers may, but are not obligated to,
                                maintain a secondary market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares may be transferred outside of auctions only to a broker-dealer or such other persons who may be permitted by the Trust.

Custodian, Auction Agent,
Transfer Agent, Dividend
Paying Agent and Registrar...   State Street Bank and Trust -- Kansas City
                                serves as the Trust's custodian. Bankers Trust
                                Company serves as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

                 FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

Financial Highlights Table

     The table below sets forth selected financial information for a common share of beneficial interest of the Trust outstanding throughout each period presented which has been derived from the financial statements in the Trust's Annual Report dated February 29, 2000 and Semi-Annual Report dated August 31, 2000. For the fiscal years ended February 29, 2000, February 28, 1999, 1998 and 1997, and February 29, 1996, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to February 29, 1996, the financial information was audited by the Trust's former auditors. The Trust's February 29, 2000 Annual Report and August 31, 2000 Semi-Annual Report are incorporated by reference in the SAI. This information should be read in conjunction with the financial statements and notes thereto included in the Trust's February 29, 2000 Annual Report and August 31, 2000 Semi-Annual Report, which are available without charge by calling the Trust at 1-800-992-0180.

                                                  Six Months
                                                    Ended
                                                  August 31,            Years Ended February 28 or February 29,
                                                     2000        ----------------------------------------------------
                                                  (Unaudited)       2000          1999(7)        1998(7)     1997(7)
                                                  -----------    ----------     ----------     ----------  ----------
PER SHARE OPERATING PERFORMANCE
NAV, beginning of period ......................   $     8.95     $     9.24     $     9.34     $     9.45  $     9.61
                                                  ----------     ----------     ----------     ----------  ----------
Net investment income .........................         0.43           0.79           0.79           0.87        0.82
Net realized and unrealized gain (loss)
   on investments .............................        (0.24)         (0.30)         (0.10)         (0.13)      (0.02)
                                                  ----------     ----------     ----------     ----------  ----------
Increase in NAV from investment operations.....         0.19           0.49           0.69           0.74        0.80
Distributions from net investment income ......        (0.44)         (0.78)         (0.82)         (0.85)      (0.82)
Increase in NAV from share offerings ..........           --             --           0.03             --          --
Reduction in NAV from rights offering .........           --             --             --             --       (0.14)
Increase in NAV from repurchase of
 capital stock ................................           --             --             --             --          --
                                                  ----------     ----------     ----------     ----------  ----------
NAV, end of period ............................   $     8.70     $     8.95     $     9.24     $     9.34  $     9.45
                                                  ==========     ==========     ==========     ==========  ==========
Closing market price at end of period .........   $     8.75     $     8.25     $     9.56     $    10.31  $    10.00
                                                  ==========     ==========     ==========     ==========  ==========
TOTAL RETURN
Total investment return at closing
 market price(3)...............................        11.58%         (5.88%)         1.11%         12.70%      15.04%(5)
Total investment return based on NAV(4) .......         2.26%          5.67%          7.86%          8.01%       8.06%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $1,188,168     $1,217,339     $1,202,565     $1,034,403  $1,031,089
Average Borrowings (000's) ....................   $  529,326     $  524,019     $  490,978     $  346,110  $  131,773

Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility)........         1.17%(1)       1.00%(8)       1.05%(8)       1.04%       1.13%
 Expenses .....................................         3.25%(1)       2.79%(8)       2.86%(8)       2.65%       1.92%
 Net investment income ........................         6.72%(1)       6.12%          6.00%          6.91%       7.59%

Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility)........         1.69%(1)       1.43%(8)       1.50%(8)       1.39%       1.29%
 Expenses .....................................         4.68%(1)       4.00%(8)       4.10%(8)       3.54%       2.20%
 Net investment income ........................         9.70%(1)       8.77%          8.60%          9.23%       8.67%
Portfolio turnover rate .......................           28%            71%            68%            90%         82%
Shares outstanding at end of period (000's)....      136,511        136,036        130,206        110,764     109,140


                                                                 Years Ended February 28 or February 29,
                                                  --------------------------------------------------------------------
                                                    1996(6)     1995         1994        1993       1992        1991
                                                  ---------   --------     --------    --------   --------    --------
PER SHARE OPERATING PERFORMANCE
NAV, beginning of period ......................   $    9.66   $  10.02     $  10.05    $   9.96   $   9.97   $    10.00
                                                  ---------   --------     --------    --------   --------   ----------
Net investment income .........................        0.89       0.74         0.60        0.60       0.76         0.98
Net realized and unrealized gain (loss)
 on investments ...............................       (0.08)      0.07        (0.05)       0.01      (0.02)       (0.05)
                                                  ---------   --------     --------    --------   --------   ----------
Increase in NAV from investment operations.....        0.81       0.81         0.55        0.61       0.74         0.93
Distributions from net investment income ......       (0.86)     (0.73)       (0.60)      (0.57)     (0.75)       (0.96)
Increase in NAV from share offerings ..........          --         --           --          --         --           --
Reduction in NAV from rights offering .........          --      (0.44)          --          --         --           --
Increase in NAV from repurchase of
 capital stock ................................          --         --     $   0.02    $   0.05         --           --
                                                  ---------   --------     --------    --------   --------   ----------
NAV, end of period ............................   $    9.61   $   9.66     $  10.02    $  10.05   $   9.96   $     9.97
                                                  =========   ========     ========    ========   ========   ==========
Closing market price at end of period .........   $    9.50   $   8.75     $   9.25    $   9.13         --           --
                                                  =========   ========     ========    ========   ========   ==========
TOTAL RETURN
Total investment return at closing
 market price(3) ..............................       19.19%      3.27%(5)     8.06%      10.89%        --           --
Total investment return based on NAV(4) .......        9.21%      5.24%(5)     6.28%       7.29%      7.71%        9.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 862,938   $867,083     $719,979    $738,810   $874,104   $1,158,224
Average Borrowings (000's) ....................   $      --   $     --     $     --    $     --   $     --   $       --

Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility)......            --         --           --          --         --           --
 Expenses ...................................            --         --           --          --         --           --
 Net investment income ......................            --         --           --          --         --           --

Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility)......            --         --           --          --         --           --
 Expenses ...................................          1.23%      1.30%        1.31%       1.42%      1.42%(2)     1.38%
 Net investment income ......................          9.23%      7.59%        6.04%       5.88%      7.62%(2)     9.71%
Portfolio turnover rate .....................            88%       108%          87%         81%        53%          55%
Shares outstanding at end of period (000's)..        89,794     89,794       71,835      73,544     87,782      116,022

Notes to Financial Highlights Table:

----------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993 , are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) The Adviser agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(8)  Calculated on total expenses before impact of earnings credits.

                                    THE TRUST

     The Trust is a closed-end, diversified management investment company. The Trust was organized as a Massachusetts business trust on December 2, 1987, and is registered under the 1940 Act. The Trust commenced investment operations on May 12, 1988 upon the closing of an initial public offering of its common shares of beneficial interest. As of September 30, 2000, the Trust had total assets of approximately $1.7 billion and net assets of approximately $1.2 billion. On September 30, 2000, the Trust had outstanding approximately 136,680,787 common shares. The Trust's principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and its telephone number is 1-800-992-0180.

                                 USE OF PROCEEDS

     The estimated net proceeds of this offering will be $266,853,682 after payment of offering expenses and the sales load. The Trust will use all of the net proceeds of the offering to repay part of the Trust's outstanding amounts borrowed under its credit facility program. The Trust will use approximately $235 million of the net proceeds to repay part of the Trust's outstanding amounts borrowed under one of its credit facilities, which as of September 30, 2000 had an annualized interest rate of 6.93% and a maturity date of September 16, 2003. The Trust will use the remainder of the estimated net proceeds to repay part of the Trust's outstanding amounts borrowed under the other of its credit facilities, which as of September 30, 2000 had an annualized interest rate of 7.15% and a maturity date of September 29, 2004.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Trust as of September 30, 2000, and as adjusted to give effect to the issuance of the shares of Preferred Shares offered hereby (including estimated offering expenses and sales load of $3,146,318).

                                                   Actual         As Adjusted
                                               --------------    --------------
Shareholders' Equity:
 Preferred Shares, $.01 par value per share
  (no shares issued; 3,600 Series M shares,
  3,600 Series W shares and 3,600 Series F
  shares issued, as adjusted, at $25,000
  per share liquidation preference)            $           --    $  270,000,000
 Common Shares, $.01 par value per share
  (136,680,787 shares outstanding*)                 1,366,808         1,366,808
Capital in excess of par value                  1,290,466,771     1,287,320,453
Undistributed (overdistributed) net
 investment income                                 11,197,005        11,197,005
Net realized gain (loss) from
 investment transactions                          (63,355,340)      (63,355,340)
Net unrealized appreciation
 (depreciation) of investments                    (61,368,239)      (61,368,239)
                                               --------------    --------------
Net assets                                     $1,178,307,005    $1,445,160,687
                                               ==============    ==============

----------
* None of these outstanding shares is held by or for the account of the Trust.

                      TRUST CHARACTERISTICS AND COMPOSITION

     The following tables set forth certain information with respect to the characteristics and the composition of the Trust's investment portfolio in terms of percentages of net assets and total assets as of September 30, 2000.

                            PORTFOLIO CHARACTERISTICS

     Net Assets                                              $1,178,307,005
     Assets Invested in Senior and Other Loans*              $1,660,953,667
     Total Number of Senior and Other Loans                  184
     Average Amount Outstanding per Loan                     $9,026,922
     Total Number of Industries                              34
     Average Loan Amount per  Industry                       $48,851,578
     Portfolio Turnover (Fiscal Year to Date)                32%
     Weighted Average Days to Interest Rate Reset            34 days
     Average Loan Maturity                                   62 months
     Average Age of Loans Held in Portfolio                  11 months

     (* Includes Senior Loans, other floating rate loan investments and other debt received through restructures.)

                       TOP 10 MOODY'S INDUSTRIES AS A % OF

                                                Net Assets     Total Assets
                                                ----------     ------------
     Cellular                                      10.5%           7.3%
     Healthcare, Education, Childcare              10.4%           7.2%
     Containers, Packaging, Glass                   9.5%           6.6%
     Buildings and Real Estate                      7.5%           5.2%
     Ecological                                     7.5%           5.2%
     Hotels, Motels, Inns, Gaming                   7.4%           5.1%
     Leisure, Amusement, Entertainment              6.9%           4.8%
     Aerospace and Defense                          5.5%           3.8%
     Finance                                        5.1%           3.6%
     Automobile                                     5.1%           3.5%

                          TOP 10 SENIOR LOANS AS A % OF

                                                Net Assets     Total Assets
                                                ----------     ------------
     Voicestream Wireless                           7.0%           4.9%
     Allied Waste Industries                        6.3%           4.4%
     Nextel Finance                                 4.1%           2.9%
     Stone Container Corp.                          2.7%           1.9%
     Riverwood International                        2.4%           1.7%
     Ventas Realty Ltd.                             2.1%           1.5%
     Century Cable Holdings LLP                     2.0%           1.4%
     Wyndham International                          2.0%           1.4%
     Charter Communications                         2.0%           1.4%
     Safelite Glass Corp.                           1.7%           1.2%

                              PORTFOLIO STATISTICS
                  (Moody's / S&P --- As of September 30, 2000)+

     Securities Ratings
     ------------------
     Aaa/AAA                                                             0%
     Aa/AA                                                               0%
     A/A                                                                 0%
     Baa/BBB                                                           1.3%
     Ba/BB                                                            26.7%
     B/B                                                              33.1%
     Caa/CCC                                                           3.7%
     Ca/CC                                                             0.1%
     C/C                                                                 0%
     D                                                                   0%
     Not rated++                                                      35.1%

+ The ratings of Moody's and S&P represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P's ratings. Ratings are relative and subjective and not absolute standards of quality. Moody's ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings.

++ Securities that are not rated by Moody's or S&P may be rated by nationally recognized statistical rating organizations other than Moody's or S&P, or may not be rated by any such organization. With respect to the percentage of the Trust's assets invested in such securities, the Adviser believes that these are of comparable quality to rated securities. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Moody's or S&P if either were to rate the securities. The Adviser's determination of the equivalent quality of the trust's unrated securities is as follows:
     Aaa/AAA = 0%, Aa/AA = 0%, A/A = 0%, Baa/BBB = 0%, Ba/BB = 44.1%, B/B =
     29.4%, Caa/CCC = 9.4%, Ca/CC = 0%, C/C = 0% and D = 17.1%.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Trust's investment objective is to seek as high a level of current income for holders of its common shares as is consistent with the preservation of capital. The Trust seeks to achieve its objective by acquiring interests in Senior Loans with interest rates that float periodically based on a benchmark indicator of prevailing interest rates, such as the Prime Rate or LIBOR. The Trust only acquires interests in Senior Loans of U.S. corporations, partnerships, limited liability companies, or other business entities organized under U.S. law or domiciled in Canada or U.S. territories and possessions. The Senior Loans are usually collateralized and must be denominated in U.S. dollars. Normally, at least 80% of the Trust's total assets are invested in Senior Loans. A maximum of 25% of the Trust's assets may be invested in one industry.

     Under the Trust's policies, Senior Loans are loans that hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of ING Pilgrim Investments, in the category of senior debt of the borrower. Generally, the Senior Loans in which the Trust invests are collateralized with assets of the borrower. The Trust also only purchases interests in Senior Loans of borrowers that ING Pilgrim Investments believes can meet debt service requirements from cash flow. Senior Loans vary in yield according to their terms and conditions, how often they pay interest, and when rates are reset. The Trust does not invest in Senior Loans whose interest rates are tied to non-domestic interest rates other than LIBOR.

     Senior Loans that the Trust may acquire include participation interests in lease financings ("Lease Participations") where the collateral quality, credit quality of the borrower and the likelihood of payback are believed by ING Pilgrim Investments to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

     Subject to certain limitations, the Trust may acquire Senior Loans of borrowers engaged in any industry. With respect to no more than 25% of its total assets, the Trust may acquire Senior Loans that are unrestricted as to the percentage of a single issue the Trust may hold and, with respect to at least 75% of its total assets, the Trust will hold no more than 25% of the amount borrowed from all lenders in a single Senior Loan or other issue. The investment standards in this paragraph are fundamental and may not be changed without approval by a majority of all shareholders, including the vote of a majority of the holders of Preferred Shares (and any other preferred shares that may be issued in the future) voting separately as a class.

     Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Trust's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally. For additional information on Senior Loans, see "General Information on Senior Loans -- About Senior Loans."

PORTFOLIO MATURITY

     Although the Trust has no restrictions on portfolio maturity, normally at least 80% of the total assets invested in Senior Loans are composed of Senior Loans with maturities of one to ten years with rates of interest which typically reset either daily, monthly, or quarterly. The maximum period of time of interest rate reset on any Senior Loans in which the Trust may invest is one year. In addition, the Trust will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its Senior Loans of 90 days or less.

     In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Trust as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Trust as lender would earn interest at a lower rate, but only on and after the reset date.

CREDIT ANALYSIS

     In acquiring a Senior Loan, ING Pilgrim Investments considers the following factors: positive cash flow coverage of debt service; adequate working capital; appropriate capital structure; leverage ratio consistent with industry norms; historical experience of attaining business and financial projections; the quality and experience of management; and adequate collateral coverage. The Trust does not impose any minimum standard regarding the rating of any outstanding debt securities of borrowers.

     ING Pilgrim Investments performs its own independent credit analysis of the borrower. In so doing, ING Pilgrim Investments may utilize information and credit analyses from the agents that originate or administer loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Trust. See "Risk Factors -- General Risks of Investing in the Trust -- Credit Risks and Realization of Investment Objective."

OTHER INVESTMENTS

     Assets not invested in Senior Loans will generally consist of other instruments, including Hybrid Loans (as described below), unsecured loans, subordinated loans, short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, federal funds rate or LIBOR), longer term debt securities, equity securities acquired in connection with an investment in or restructuring of a Senior Loan, and other instruments as described under "Additional Information About Investments and Investment Techniques" in the SAI. Short-term instruments may include (i) commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Services, or of comparable quality as determined by ING Pilgrim Investments, (ii) certificates of deposit, bankers acceptances, and other bank deposits and obligations, and (iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. During periods when, in the opinion of ING Pilgrim Investments, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash, or in the instruments described above.

HYBRID LOANS

     The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer fewer covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). The Trust may invest only in Hybrid Loans that are secured debt of the borrower, although they may not in all instances be considered senior debt of the borrower. With Hybrid Loans, the Trust may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lender's interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because the Trust's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. The Trust will invest only in Hybrid Loans which meet credit standards established by ING Pilgrim Investments with respect to Hybrid Loans and nonetheless provide certain protections to the lender such as collateral maintenance or call protection. The Trust may only invest up to 20% of its assets in Hybrid Loans as part of its investment in "Other Investments" as described above, and Hybrid Loans will not count toward the 80% of the Trust's total assets that are normally invested in Senior Loans.

SUBORDINATED AND UNSECURED LOANS

     The Trust may also invest up to 5% of its total assets, measured at the time of investment, in subordinated and unsecured loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a loan's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The Trust will acquire unsecured loans only where the Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The maximum of 5% of the Trust's assets invested in subordinated and unsecured loans will constitute part of the 20% of the Trust's assets that may be invested in "Other Investments" as described above, and will not count toward the 80% of the Trust's total assets that are normally invested in Senior Loans.

USE OF LEVERAGE

     The Trust is permitted to borrow up to 33 1/3% (50% in the case of the issuance of preferred shares), or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings (or, in the case of the issuance of senior securities, less all liabilities and indebtedness not represented by senior securities).

     The Trust is currently a party to credit facilities with financial institutions that permit the Trust to borrow up to $620 million. Borrowing may be made for the purpose of acquiring additional income-producing investments when the Adviser believes that such use of borrowed proceeds will enhance the Trust's net yield. The amount of outstanding borrowings may vary with prevailing market or economic conditions. In addition, although the Trust has not conducted a tender offer since 1992 or repurchased its shares since January 1994, in the event that it determines to again conduct a tender offer or repurchase its shares, the Trust may use borrowings to finance the purchase of its shares. For information on risks associated with borrowing, see "Risk Factors -- Risks of Investing in Preferred Shares -- Leverage Risk."

                       GENERAL INFORMATION ON SENIOR LOANS

PRIMARY MARKET OVERVIEW

     The primary market for Senior Loans has become much larger since inception of the Trust. The volume of loans originated in the Senior Loan market has increased from $376 billion in 1992 to $1 trillion in 1999. Senior Loans tailored to the institutional investor, such as the Trust, have increased from $2.5 billion in 1993 to $320 billion in 1999.

 1989   1990   1991   1992   1993   1994   1995   1996    1997    1998    1999
 ----   ----   ----   ----   ----   ----   ----   ----    ----    ----    ----
  333    241    234    376    389    665    817    888   1,112     872   1,017

Source: Loan Pricing Corporation.

     At the same time that primary Senior Loan volume has grown, demand has remained strong as institutional investors other than banks have entered the Senior Loan market. Investment companies, insurance companies and private investment vehicles are joining U.S. and foreign banks as lenders. At March 31, 2000, Senior Loan assets invested in retail oriented investment companies exceeded $35 billion, up from under $5 billion in 1989. The entrance of new investors has helped create a bank loan trading market with approximately $65 billion in trading volume during 1999. The secondary market, coupled with banks' focus on portfolio management and the move toward standard market practices, has helped increase liquidity for Senior Loans. With this growth in volume and demand, Senior Loans have adopted innovative structures and characteristics, as described elsewhere in this Prospectus.

     Through September 2000, Senior Loan volume is estimated to be 25% below levels realized in 1999. Credit quality is the primary issue impacting the loan market. The industry is experiencing deteriorating credit quality, high profile corporate bankruptcies, rising corporate debt defaults and concerns about the direction of the general economy. As a result, average new Senior Loan credit statistics are at their most conservative levels in the past 10 years.

ABOUT SENIOR LOANS

     Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a borrower. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. In some instances, the Trust may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. Generally, the agent on a Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

     Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. The Trust will acquire Senior Loans from and sell Senior Loans to the following lenders: money center banks, selected regional banks and selected non-banks, insurance companies, finance companies, other investment companies, private investment funds, and lending companies. The Trust may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

     The Trust's investment in Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Senior Loan (an "original lender"), purchase of an assignment ("assignment") or a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. The Trust may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.

     The agent that arranges a Senior Loan is frequently a commercial or investment bank or other entity that originates a Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid fees by the borrower for their services. The Trust has the authority to serve as the agent or co-agent for a Senior Loan but has not done so to date, and it does not expect to do so in the future. See "Additional Information About Investments and Investment Techniques -- Originating Senior Loans" in the SAI.

     When the Trust is a member of the originating syndicate group for a Senior Loan, it may share in a fee paid to the original lenders. When the Trust is an original lender or acquires an assignment, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Senior Loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     When the Trust is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Trust will purchase an assignment or act as lender with respect to a syndicated Senior Loan only where the agent with respect to such Senior Loan is determined by the Adviser to be creditworthy at the time of acquisition.

     To a lesser extent, the Trust invests in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Trust when it acquires a participation may be more limited than the rights of original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Participation by the Trust in a lender's portion of a Senior Loan typically results in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

     In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower . As a result , the Trust may be subject to delays, expenses and risks that are greater than those that exist where the Trust is the original lender, and the Trust may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a creditor of the lender instead of the borrower. Consequently, the Trust may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Trust may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct of the lender selling the participation. The Trust will only acquire participations if the lender selling the participations and any other persons interpositioned between the Trust and the lender are determined by the Adviser to be creditworthy.

     When the Trust is an original lender, it will have a direct contractual relationship with the borrower. If the terms of an interest in a Senior Loan provide that the Trust is in privity with the borrower, the Trust has direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest. In all other cases, the Trust looks to the agent to use appropriate credit remedies against the borrower. When the Trust purchases an assignment, the Trust typically succeeds to the rights of the assigning lender under the Senior Loan agreement, and becomes a lender under the Senior Loan agreement. When the Trust purchases a participation in a Senior Loan, the Trust typically enters into a contractual arrangement with the lender selling the participation, and not with the borrower.

     Should an agent become insolvent, or enter Federal Deposit Insurance Corporation ("FDIC") receivership or bankruptcy, any interest in the Senior Loan transferred by such person and any Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate. Where the Trust acquires a participation interest from an original lender, should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by the original lender may be included in its estate. In such an event, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.

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                     DESCRIPTION OF CREDIT FACILITY PROGRAM

GENERAL

     The Trust is permitted to borrow up to 33 1/3% (50% in the case of the issuance of preferred shares), or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings (or, in the case of the issuance of senior securities, less all liabilities and indebtedness not represented by senior securities), without the consent of holders of preferred shares, including the Preferred Shares. Within these limitations, the Trust may issue notes, commercial paper or other evidences of indebtedness and may secure such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Trust's assets. The Trust may use the proceeds from borrowings for investment purposes. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings, to the provisions of any other credit agreements with respect to indebtedness incurred by the Trust, and, to the extent that the Trust seeks a rating for the borrowings, any additional guidelines imposed by rating agencies rating such borrowings. Such provisions and guidelines may be more restrictive than those imposed by the 1940 Act.

CREDIT FACILITY PROGRAM

     In May 1996, the Trust began a policy of borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income. The Trust currently is a party to two credit facilities with financial institutions that permit the Trust to borrow up to an aggregate of $620 million. Interest is payable on the credit facilities by the Trust at a variable rate that is tied to either LIBOR, the federal funds rate, or a commercial paper based rate and includes a facility fee on unused commitments. As of September 30, 2000, the Trust had outstanding borrowings under the credit facilities of $505 million. Collectively, the lenders under the credit facilities have a security interest in all assets of the Trust. Under each of the credit facilities, the lenders have the right to liquidate Trust assets in the event of default by the Trust under such credit facility, and the Trust may be prohibited from paying dividends in the event of certain adverse events or conditions respecting the Trust or Adviser until the credit facility is repaid in full or until the event or condition is cured.

RANKING OF SENIOR INDEBTEDNESS

     The rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Trust, including those made under the credit facility program, will be senior to the rights of holders of preferred shares, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

     The credit agreements governing the credit facility program (the "Credit Agreements") include usual and customary covenants for their respective type of transaction, including limits on the Trust's ability to (i) issue preferred shares , (ii) incur liens or pledge portfolio securities, (iii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect, (v) make any changes in its capital structure, (vi) amend the Trust documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders,
(vii) engage in any business other than the businesses currently engaged in,
(viii) create, incur, assume or permit to exist certain debt except for certain specified types of debt, and (ix) permit any of its ERISA affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Credit Agreements do not permit the Trust's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (the "Credit Agreements Asset Coverage Test").

     The Credit Agreements limit the Trust's ability to pay dividends or make other distributions, including with respect to the Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless the Trust complies with the Credit Agreements Asset Coverage Test. In addition, the Credit Agreements do not permit the Trust to declare dividends or other distributions with respect to the Preferred Shares or purchase or redeem shares of Preferred Shares (i) at any time that an event of default under a Credit Agreement for the credit facility program has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Trust would not meet the asset coverage ratios set forth in the Credit Agreements.

     Under the requirements of the 1940 Act, the Trust must have asset coverage of at least 300% immediately after any borrowing, including borrowings under the credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Trust, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Trust.

     The Credit Agreements have specified events of default which permit the lenders to seek remedies against the assets of the Trust. These events of default are customary for the types of transaction reflected by the Credit Agreements and include: (a) cross-default and cross-acceleration events with respect to the Trust or the Adviser; (b) a bankruptcy or insolvency event with respect to the Trust or Adviser; (c) specified judgments against the Trust or Adviser; (d) misrepresentations by the Trust or Adviser to the lenders; (e) liens by certain governmental agencies against the Trust or Adviser; (f) failure for the lenders to have a first priority perfected security interest in the assets of the Trust; (g) material modifications of certain specified transaction documents; (h) a material reduction in the value of the Trust's investments; (i) change of control or change of management in the Adviser; and (j) failure to comply with terms of the Credit Agreements.

                                  RISK FACTORS

     Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

     PAYMENT AND REDEMPTION RESTRICTIONS. Under the terms of the Credit Agreements governing the credit facility program, the Trust is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares unless (i) at the time thereof the Trust meets the Credit Agreements Asset Coverage Test and (ii) there is no event of default under the credit facility program. See "Description of Credit Facility Program -- Restrictive Covenants and 1940 Act Restrictions."

     LEVERAGE RISK. The Trust uses financial leverage for investment purposes by employing leverage instruments (E.G., borrowing, issuing commercial paper or notes and preferred shares of beneficial interest) in an amount currently anticipated to represent approximately 30% (and in no event exceeding 50%) of its total assets (including the proceeds from such leverage instruments). In addition to issuing shares of Preferred Shares, the Trust borrows money pursuant to a credit facility program in an amount currently representing approximately 30% of the Trust's total assets.

     The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Borrowed funds pursuant to any credit facility constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Trust and against the total assets of the Trust in liquidation. In the event of a default under the credit facility program, the lenders have the right to cause a liquidation of the collateral (I.E., sell Senior Loans and other assets of the Trust) and if any such default is not cured within five days of written notice by the lenders, the lenders can control the liquidation as well.

     The Trust reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Trust's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Trust and third parties.

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
     Because the fee paid to the Adviser will be calculated on the basis of the Trust's managed assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

     AUCTION RISK. You may not be able to sell your Preferred Shares at an auction if the auction fails, that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate.

     SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Trust. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period .

     RATINGS AND ASSET COVERAGE RISK. While Moody's and S&P assign ratings of "aaa" or "AAA" to the Preferred Shares, respectively, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade Preferred Shares, which may make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares. See "Rating Agency Guidelines" for a description of the asset maintenance tests the Trust must meet.

GENERAL RISKS OF INVESTING IN THE TRUST

     CREDIT RISKS AND REALIZATION OF INVESTMENT OBJECTIVE. While all investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments in most instances takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Generally, the Senior Loans in which the Trust invests are collateralized with assets of the borrower. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to the Trust's investment in such Senior Loan, causing the Senior Loan to be undercollateralized.

     Senior Loans are also subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans may have either issued debt securities that are rated lower than investment grade, I.E., rated lower than "Baa" by Moody's or "BBB" by S&P, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. Debt securities rated lower than investment grade are frequently called "junk bonds," and are generally considered predominantly speculative with respect to the issuing company's ability to meet principal and interest payments. However, unlike other types of debt securities, the Senior Loans in which the Trust invests are generally collateralized.

     In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Trust, the Trust could experience a reduction in its income and a decline in the market value of the Senior Loan, and may experience a decline in the NAV of the Trust's common shares or the amount of its dividends. Because the primary source of income for the Trust is the interest and principal payments on the Senior Loans in which it invests, any payment default by an issuer of a Senior Loan would have a negative impact on the Trust's ability to pay dividends on the common shares or Preferred Shares, and could result in the redemption of some or all of the Preferred Shares.

     If a Senior Loan is acquired from another lender, the Trust may be subject to certain credit risks with respect to that lender. See "General Information on Senior Loans -- About Senior Loans." Further, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Trust in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Trust may invest. As of September 30, 2000, approximately 6.5% of the Trust's net assets and 4.5% of total assets consisted of non-performing Senior Loans.

     In the event of a bankruptcy of a borrower, the Trust could experience delays to or limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy would be an assertion that the pledging of collateral to secure the Senior Loan constituted a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Trust's rights to the rights of other creditors of the borrower under applicable law.

     Investment decisions will be based largely on the credit analysis performed by the Adviser, and such analysis may be difficult to perform for many issuers. Information about interests in Senior Loans generally will not be in the public domain, and some interests are not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders, including the Trust, and information may be available from other senior Loan participants or agents that originate or administer Senior Loans.

     INTEREST RATE RISK. When interest rates decline, the value of a portfolio invested in Senior Loans can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in Senior Loans can be expected to decline. Although the income available to the Trust will vary, the Adviser expects the Trust's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in NAV of the Trust resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Trust's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Trust's NAV. A material decline in the Trust's NAV may impair the Trust's ability to maintain required levels of asset coverage.

     LIMITED SECONDARY MARKET FOR SENIOR LOANS. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, some or many of the Senior Loans in which the Trust invests will be relatively illiquid. In addition, Senior Loans in which the Trust invests may require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede the Trust's ability to sell Senior Loans. The Trust may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, if it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty raising cash to purchase tendered Shares. These events may cause the Trust to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Trust purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Trust from selling a portion of the Senior Loan and reducing its exposure to a borrower when the Adviser would prefer to do so.

     In addition, because the secondary market for Senior Loans is currently limited, it may be difficult to value many Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

     DEMAND FOR SENIOR LOANS. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Trust by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Trust and the rights provided to the Trust under the terms of the Senior Loan.

     INCOME RISK. The Trust invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Trust's income.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Trust's common shares and Preferred Shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Trust's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Trust intends to pay down borrowings and redeem Preferred Shares in order to permit the Trust to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet Code requirements. See "Federal Taxation -- Federal Income Tax Treatment of the Trust."

                                 NET ASSET VALUE

     The NAV per common share of the Trust is determined once daily at 4:00 p.m. on each day the NYSE is open. NAV per common share is determined by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per common share is made available for publication.

     The Senior Loans in which the Trust invests are not listed on any securities exchange or board of trade. Some Senior Loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some Senior Loans have few or no trades. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in the valuation of Senior Loans than in the valuation of other types of securities. For further information, see "Risk Factors -- General Risks of Investing in the Trust -- Limited Secondary Market for Senior Loans."

     Senior Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Senior Loans for which reliable quotations are not available, which may include those deemed unreliable under criteria established by the Trust's Board of Trustees, may be valued with reference to another Senior Loan or a group of Senior Loans for which quotations are more readily available and whose characteristics are comparable to the Senior Loan being valued. Under this approach, the comparable Senior Loan or Loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in Senior Loans and to calculate values under the "proxy" procedure described above. Senior Loans are valued at the mean between bid and asked quotations.

     ING Pilgrim Investments may believe that the price for a Senior Loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular Senior Loan or borrower known to ING Pilgrim Investments that ING Pilgrim Investments believes may not be known to the pricing service. In this event, the Senior Loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. Fair value is determined by ING Pilgrim Investments and ratified and monitored by the Trust's Board of Trustees through its Valuation Committee.

     In determining the fair value of a Senior Loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of the borrower's financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent of the Senior Loan and any intermediate participants in the Senior Loans; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the Senior Loan.

     Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price.

                                   THE AUCTION

SUMMARY OF AUCTION PROCEDURES

     The following is a brief summary of the auction procedures. They are described in more detail in the SAI. The auction determines the dividend rate for Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares -- Dividends and Dividend Periods." You may buy, sell or hold Preferred Shares in the auction.

     If you own shares of Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred
Shares: sell, bid, and hold.

* If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next rate period's dividend rate will be.

* If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next rate period's dividend rate is less than the rate you specify.

* If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next rate period's dividend rate will be.

     You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the rate period is longer than 7 days, the broker-dealer will treat your failure to submit a bid as a sell order.

     If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

     Broker-dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Trust nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing shareholders and potential shareholders. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Trust.

     The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a rate period of less than one year, or a percentage agreed to by the Trust and the broker-dealers, in the case of any auction immediately preceding a rate period of one year or longer, of the purchase price of Preferred Shares placed by the broker-dealers at the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the Preferred Shares available for purchase in the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the shares for which they submitted sell orders.

     The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends of Preferred Shares and in so doing to help protect the earnings available to pay common share dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

     If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next rate period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

     The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. Throughout this Prospectus, a business day is a day on which the NYSE is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York are authorized or obligated by law to close.

     The first auction for Series M Preferred Shares will be held on Monday, November 13, 2000, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series M Preferred Shares will normally be held every Monday, and each subsequent rate period for Series M Preferred Shares will normally begin on the following Tuesday.

     The first auction for Series W Preferred Shares will be held on Wednesday, November 15, 2000, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series W Preferred Shares will normally be held every Wednesday, and each subsequent rate period for Series W Preferred Shares will normally begin on the following Thursday.

     The first auction for Series F Preferred Shares will be held on Friday, November 17, 2000, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series F Preferred Shares will normally be held every Friday, and each subsequent rate period for Series F Preferred Shares will normally begin on the following Monday.

     The following is a simplified example of how a typical auction works. Assume that the Trust has 1,000 outstanding Preferred Shares, and three current shareholders. The three current shareholders and three potential shareholders submit orders through broker-dealers at the auction:

Current               Owns 500 shares, wants         Bid order of 6.5% rate for
Shareholder A         to sell  all 500 shares        all 500 shares
                      if auction rate is less
                      than 6.5%

Current               Owns 300 shares, wants         Hold order -- will take the
Shareholder B         to hold                        auction rate

Current               Owns 200 shares, wants         Bid order of 6.3% rate for
Shareholder C         to sell all 200 shares         all 200 shares
                      if auction rate is less
                      than 6.3%

Potential             Wants to buy 200 shares        Places order to buy at or
Shareholder D                                        above 6.4%

Potential             Wants to buy 300 shares        Places order to buy at or
Shareholder E                                        above 6.3%

Potential             Wants to buy 200 shares        Places order to buy at or
Shareholder F                                        above 6.5%

     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 6.4% (the offer by D). Therefore, the dividend rate will be 6.4%. Current shareholders B and C will continue to own their shares. Current shareholder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential shareholder D will buy 200 shares and potential shareholder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential shareholder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

     The broker-dealers (including the underwriters) expect, but are not obligated, to maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that rate period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     An existing shareholder may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures,
(2) to a broker-dealer or (3) to such other persons as may be permitted by the Trust; PROVIDED, HOWEVER, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a broker-dealer who is listed on the records of that broker-dealer as the holder of such shares to that broker-dealer or another customer of that broker-dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such broker-dealer remains the existing shareholder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the broker-dealer (or other person, if permitted by the Trust) to whom such transfer is made shall advise the auction agent of such transfer.

                         DESCRIPTION OF PREFERRED SHARES

GENERAL

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, you may refer to the Trust's Certificate filed as an exhibit to the Trust's registration statement on Form N-2.

     Under the Declaration of Trust, the Trust is authorized to issue an unlimited number of preferred shares, in one or more series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Trust's Certificate currently authorizes the creation of up to 18,000 Preferred Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Trust and sold, will be fully paid and non-assessable by the Trust, will not by their terms be convertible into or exchangeable for shares of another class and will have no preemptive rights. Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under the certain circumstances described below.

DIVIDENDS AND DIVIDEND PERIODS

     GENERAL. The following is a general description of dividends and rate periods. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial rate period for Preferred Shares will be the rate set out on the cover of this Prospectus. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Rate periods generally will be seven days, and a rate period generally will begin on the first calendar day after an auction for Series M and Series W and on the first business day after an auction for Series F. In most instances, dividends are also paid weekly, on the business day following the end of the rate period. The Trust, subject to some limitations, may change the length of rate periods, designating them as "special rate periods." See "-- Designation of Special Rate Periods."

     DIVIDEND PAYMENTS. Except as provided below, the dividend payment date will be the first business day after the rate period ends. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period. See "-- Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

     Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Trust's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Trust's record books on such date, not more than 15 days before the payment date, as the Trust's Board of Trustees may fix.

     The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Trust to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these shareholders will not have funds available until the next business day.

     DIVIDEND RATE SET AT AUCTION. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The shares in this offering will trade at auctions starting in the week following this offering. See "The Auction."

     DETERMINATION OF DIVIDEND RATES. The Trust computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is
360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

     If an auction for any subsequent rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent rate period.

     MAXIMUM RATE. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P:

     Moody's Credit Rating     S&P Credit Rating     Applicable Percentage
     ---------------------     -----------------     ---------------------
         aa3 or Above            AA- or Above                150%
           a3 to a1                A- to A+                  160%
         baa3 to baa1            BBB- to BBB+                250%
          Below baa3              Below BBB-                 275%

     EFFECT OF FAILURE TO PAY DIVIDENDS IN A TIMELY MANNER. If the Trust fails to pay, in a timely manner, the auction agent the full amount of any dividend on any Preferred Shares, but the Trust cures the failure and pays any late charge before 12:00 noon New York City time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares of that series for the first subsequent rate period thereafter, and the dividend rate for Preferred Shares of that series for that subsequent rate period will be the maximum rate.

     However, if the Trust does not effect a timely cure, no auction will be held for Preferred Shares of that series for the first subsequent rate period thereafter (and for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares of that series for each subsequent rate period will be the default rate.

     The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. When the Trust has any Preferred Shares outstanding, the Trust may not pay any dividend or distribution (other than a dividend or distribution paid in shares , or options, warrants or rights to subscribe for or purchase, common shares) in respect of common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on Preferred Shares; (2) it has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Trust meets both asset coverage requirements described under "Rating Agency Guidelines."

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date.

When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

     The Trust may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Trust may do this if, for example, the Trust expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Trust's leverage on common shareholders. The Trust does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Trust designates a special rate period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

     Before the Trust designates a special rate period: (1) at least 7 business days (or 2 business days in the event the duration of the dividend period prior to such special rate period is less than 8 days) and not more than 30 business days before the first day of the proposed special rate period, the Trust must issue a press release stating its intention to designate a special rate period and inform the auction agent of the proposed special rate period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Trust must inform the auction agent of the proposed special rate period by 3:00 p.m. New York City time on the second business day before the first day of the proposed special rate period.

VOTING RIGHTS

     In addition to voting rights described below under "Description of Capital Structure" and in the SAI under "Investment Restrictions," holders of Preferred Shares, voting as a separate class, are entitled to elect (1) two trustees of the Trust at all times and (2) a majority of the trustees if at any time dividends on Preferred Shares shall be unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

     So long as any of the Preferred Shares are outstanding, the Trust will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings,
(B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust's investment restrictions; PROVIDED, HOWEVER, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Trust under
Section 13(a) of the 1940 Act. In the event a vote of holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Trust's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of common shares and/or preferred shares necessary to authorize the action in question.

REDEMPTION

     MANDATORY REDEMPTION. In the event the Trust does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount , (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

     In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Trust will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred shares of the Trust, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Trust may redeem such shares by lot or other method that it deems fair and equitable.

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Massachusetts law, the Trust at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust shall not effect any optional redemption unless after giving effect thereto that (i) the Trust has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Trust would have eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

     Notwithstanding the foregoing, no Preferred Shares may be redeemed at the option of the Trust unless all dividends in arrears on the outstanding Preferred Shares , including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment; PROVIDED HOWEVER, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

     Subject to the rights of holders of any series ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Trust, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution . After the payment to the holders of the Preferred Shares of the full preferential amounts provided for as described herein, the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

     Neither the consolidation nor merger of the Trust with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Trust of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Trust for the purposes of the foregoing paragraph.

                            RATING AGENCY GUIDELINES

     The Trust is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements on the Trust's overall portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding , (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Trust expenses and (iv) certain other current liabilities.

     The Trust is also required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Trust, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the Trust's portfolio and market conditions as of September 30, 2000, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, would be computed as follows:

Value of Trust assets less liabilities not
  constituting senior securities                          $1,686,048,374
-----------------------------------------------------  =  --------------  = 330%
Senior securities representing indebtedness plus
  liquidation value of the Preferred Shares                 $510,887,687

     In the event the Trust does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Trust will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

     The Trust may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to Preferred Shares.

     As described by Moody's and S&P, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Trust and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     The rating agency guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Trust will pay fees to Moody's or S&P, or both, for rating Preferred Shares.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The management of the Trust, including general supervision of the duties performed by the Adviser under the Trust's investment advisory agreement, is the responsibility of the Trust's Board of Trustees under the laws of the Commonwealth of Massachusetts.

INVESTMENT ADVISER

     ING Pilgrim Investments, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, serves as the investment adviser to the Trust and has overall responsibility for the management of the Trust. The Trust and ING Pilgrim Investments have entered into an Investment Management Agreement that requires ING Pilgrim Investments to provide all investment advisory and portfolio management services for the Trust. It also requires ING Pilgrim Investments to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. ING Pilgrim Investments provides the Trust with the personnel necessary to administer the Trust. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended. ING Pilgrim Investments serves as investment manager to 41 open-end funds, one closed-end fund, 10 variable annuity funds, and other institutional and privately managed accounts, and has assets under management of approximately $20.8 billion as of September 30, 2000.

     ING Pilgrim Investments is an indirect wholly-owned subsidiary of ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 60 countries, with almost 90,000 employees.

     ING Pilgrim Investments bears its expenses of providing the services described above. ING Pilgrim Investments currently receives from the Trust an annual fee, paid monthly, of 0.80% of "managed assets." Managed assets means the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

     The Trust pays all operating and other expenses of the Trust not borne by ING Pilgrim Investments including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Trust also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Trust is responsible for paying all of the expenses of the offering.

     PORTFOLIO MANAGEMENT. The Trust's portfolio is managed by a portfolio management team consisting of Senior Portfolio Managers, Assistant Portfolio Managers, and credit analysts.

     JAMES R. REIS is Executive Vice President, Chief Credit Officer, and Assistant Secretary of the Trust. Mr. Reis is Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Senior Lending and Structured Finance (since April 1998), of ING Pilgrim Group, Inc. and ING Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of ING Pilgrim Securities, Inc. Mr. Reis is also Executive Vice President, Assistant Secretary of each of the other Pilgrim Funds. Mr. Reis currently serves or has served as an officer or director of other affiliates of ING Pilgrim Capital Corporation.

     DANIEL A. NORMAN is Senior Vice President, Treasurer and Co-Senior Portfolio Manager of the Trust. He has served as Assistant Portfolio Manager of the Trust from September 1996 to December 1999. Mr. Norman is a Senior Vice President of ING Pilgrim Investments (since December 1994) and Senior Vice President of ING Pilgrim Securities, Inc. (since November
     1995). Mr. Norman has served as an officer of other affiliates of ING Pilgrim Capital since February 1992. Mr. Norman co-manages the Trust with Jeffrey A. Bakalar.

     JEFFREY A. BAKALAR is Senior Vice President and Co-Senior Portfolio Manager of the Trust. He served as Vice President and Assistant Portfolio Manager of the Trust from February 1998 to December 1999. Prior to joining ING Pilgrim Investments, Inc. Mr. Bakalar was Vice President of The First National Bank of Chicago (July 1994-January 1998) and Corporate Finance Officer of the Securitized Products Group of Continental Bank (November 1993-July 1994). Mr. Bakalar co-manages the Trust with Daniel A. Norman.

     MICHEL PRINCE, CFA, has served as Portfolio Manager of the Trust since May 1998. Mr. Prince is a Vice President of ING Pilgrim Investments (since May
     1998). Prior to joining ING Pilgrim Investments, Mr. Prince was Vice President of Rabobank International, Chicago Branch (July 1996-April 1998) and Vice President of Fuji Bank, Chicago Branch (April 1992-July 1996).

     ROBERT L. WILSON has served as Portfolio Manager of the Trust since July 1998. Mr. Wilson is a Vice President of ING Pilgrim Investments (since July
     1998). Prior to joining ING Pilgrim Investments, Mr. Wilson was a Vice President of Bank of Hawaii (May 1997-June 1998); Vice President of Union Bank of California (November 1994-May 1997); and Vice President of Bank of California (October 1990-November 1994).

     JASON T. GROOM has served as Portfolio Manager of the Trust since May 2000. Mr. Groom is a Vice President of ING Pilgrim Investments (since June 2000). He served as an Assistant Vice

     President from July 1998 to May 2000. Prior to joining ING Pilgrim Investments, Mr. Groom was an Associate in the Corporate Finance Group of NationsBank (January 1998-June 1998); Assistant Vice President, Corporate Finance Group of The Industrial Bank of Japan Limited (August 1995-December
     1997); and an Associate in the Corporate Finance Group of The Long-Term Credit Bank of Japan Limited (August 1994-August 1995).

     CURTIS F. LEE has served as Senior Credit Officer since August 1999. Mr. Lee is a is Vice President of ING Pilgrim Investments (since August 1999). Prior to joining ING Pilgrim Investments, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992-1999).

     CHARLES EDWARD LEMIEUX, CFA, has served as Assistant Portfolio Manager of the Trust since July 1998. Mr. LeMieux is a Vice President of ING Pilgrim Investments (since June 2000). He served as an Assistant Vice President from July 1998 to May 2000. Prior to joining ING Pilgrim Investments, Mr. LeMieux was Assistant Treasurer Cash Management with Salt River Project (October 1993-June 1998) and Senior Metals Trader/Senior Financial Analyst with Phelps Dodge Corporation (January 1992-October 1993).

     MARK F. HAAK is an Assistant Portfolio Manager of the Trust. Mr. Haak is an Assistant Vice President of ING Pilgrim Investments (June 1999). Prior to joining ING Pilgrim Investments, Mr. Haak was Assistant Vice President, Corporate Banking with Norwest Bank (December 1997 - June 1998); Lead Financial Analyst and Portfolio Manager for Bank One AZ, N.A. (May 1996 - December 1997); and Credit Manager, Norwest Financial (May 1994 - May
     1996).

     WILLIAM F. NUTTING, JR. is a Senior Portfolio Analyst, Assistant Vice President and a Secondary Loan Trader for the Trust. Mr. Nutting is an Assistant Vice President of ING Pilgrim Investments (since December 1999) and joined ING Pilgrim Group in July 1995 as an Operations Associate.

                  CUSTODIAN AND AUCTION AGENT, TRANSFER AGENT,
                       DIVIDEND PAYING AGENT AND REGISTRAR

     The Trust's securities and cash are held under a custodian agreement by State Street Bank and Trust -- Kansas City, whose principal place of business is 801 Pennsylvania Avenue, Kansas City, Missouri 64105. DST Systems, Inc., whose principal place of business is 330 West 9th Street, Kansas City, Missouri 64105, serves as transfer agent, dividend paying agent and registrar for the Trust's common shares. The Depository Trust Company ("DTC") will act as securities depository for the Preferred Shares. Bankers Trust Company, whose principal place of business is 4 Albany Street, New York, New York 10006, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares.

                                FEDERAL TAXATION

     The following is intended to be a general summary of certain federal income tax consequences of investing in Preferred Shares and is based on the applicable tax laws of the United States, which are subject to change retroactively or prospectively, as of the date of this Prospectus. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Trust.

FEDERAL INCOME TAX TREATMENT OF THE TRUST

     The Trust has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Trust generally will not be subject to federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Trust would be subject to corporate income tax (currently at a 35% maximum effective rate) on any undistributed income. The Trust intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Trust must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Trust in October, November or December with a record date in such months and is paid by the Trust in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement.

     If in any taxable year the Trust fails to qualify as a regulated investment company under the Code, the Trust would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of a failure to qualify, the Trust's distributions, to the extent derived from the Trust's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

     Based in part on its lack of any present intention to redeem or purchase Preferred Shares at any time in the future and upon the advice of tax counsel, the Trust believes that under present law the Preferred Shares will constitute stock of the Trust and distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Trust's current and accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Trust. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Trust to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings, and profits of the Trust would be included in full in the income of the recipient and would be taxed as ordinary income. Dechert has advised the Trust that, in its opinion, should the IRS pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail. Distributions of net capital gain that are designated by the Trust as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Trust intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. Because the Trust currently has a significant capital loss carry forward, it is not anticipated that the Trust will distribute net capital gains to shareholders, including holders of the Preferred Shares, for the foreseeable future. See "Tax Matters -- Federal Income Tax Treatment of Holders of Preferred Shares" in the SAI.

SALE OF SHARES

     The sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between their basis in the Preferred Shares and the amount received in exchange therefor. If such shares of Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Trust), if any, of shares of Preferred Shares by the Trust generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common shares in the Trust and provided that the redemption proceeds do not represent declared but unpaid dividends. Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon a taxable disposition of shares of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of shares of Preferred Shares may be disallowed if other shares of Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     The Trust may be required to withhold, for U.S. federal income taxes, 31% of all dividends and redemption proceeds payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or who fail to make required certifications, or if the Trust or a shareholder has been notified by the IRS that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Declaration of Trust dated December 2, 1987. The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which were initially classified as common shares. The Declaration of Trust also authorizes the creation of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares." The following table shows the amount of (i) shares authorized, (ii) shares held by the Trust for its own account and (iii) shares outstanding, for each class of authorized securities of the Trust as of September 30, 2000.

                                                   Amount Held by
                                      Amount       Trust for its       Amount
     Title of Class                 Authorized      Own Account      Outstanding
     --------------                 ----------      -----------      -----------
Common Shares                        unlimited           0           136,680,787
Preferred Shares, Series M             3,600             0                0
Preferred Shares, Series T             3,600             0                0
Preferred Shares, Series W             3,600             0                0
Preferred Shares, Series Th            3,600             0                0
Preferred Shares, Series F             3,600             0                0

     The common shares outstanding are fully paid and nonassessable by the Trust. Holders of common shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of common shares and in the net assets of the Trust available for distribution to holders of common shares after payment of the preferential amounts payable to holders of any outstanding preferred shares. Neither holders of common shares nor holders of preferred shares have pre-emptive or conversion rights and common shares are not redeemable. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the common shares. Under the rules of the NYSE applicable to listed companies, the Trust is required to hold an annual meeting of shareholders in each year. If the Trust is converted to an open-end investment company or if for any other reason common shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Trust does not intend to hold annual meetings of shareholders.

     Under Massachusetts law, shareholders, including holders of Preferred Shares, could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

     Holders of common shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares or other preferred shares on each matter submitted to a vote of holders of common shares, except as described under "Description of Preferred Shares--Voting Rights."

     Shareholders are entitled to one vote for each share held. The common shares, Preferred Shares and any other preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common shares, Preferred Shares and any other preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining shares of common shares, Preferred Shares and any other preferred shares will not be able to elect any of such Trustees.

     So long as any Preferred Shares or any other preferred shares are outstanding, holders of common shares will not be entitled to receive any dividends of or other distributions from the Trust, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust is required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

     The Trust will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The common shares have traded on the NYSE since March 9, 1992. The following table shows for the Trust's common shares for the periods indicated:
(1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per common share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per common share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.

                                                             Premium/(Discount)
                           Price                NAV          Market Price To NAV
Calendar              ----------------    ----------------    ----------------      Reported
Quarter Ended          High      Low       High      Low      High       Low       NYSE Volume
-------------         ------    ------    ------    ------    ----      ------     -----------
September 30, 2000    $9.063    $8.563    $ 8.84    $ 8.71    2.52%     (1.60%)    14,119,000
June 30, 2000         $8.938    $8.063    $ 8.82    $ 8.89    1.34%     (9.30%)    18,560,000
March 31, 2000        $9.000    $7.938    $8.940    $8.920    0.67%    (11.00%)    22,230,000
December 31, 1999     $9.563    $7.873    $9.100    $8.930    5.09%    (11.84%)    18,387,700

     On September 30, 2000, the last reported sales price of the Trust's common shares on the NYSE was $8.69. The Trust's NAV on September 30, 2000 was $8.62. On October 17, 2000, the last reported sales price of the Trust's common shares on the NYSE was $8.44 representing a 1.4% discount below NAV as of that date.

CONVERSION TO OPEN-END FUND

     The Trustees may at any time propose conversion of the Trust to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Trust's outstanding common shares and Preferred Shares voting together as a single class and a majority of the outstanding Preferred Shares voting as a separate class on such conversion. Conversion of the Trust to an open-end investment company would require the redemption of all outstanding preferred shares, including the Preferred Shares, which would eliminate the leveraged capital structure of the Trust with respect to the common shares. A delay in conversion could result following shareholder approval due to the Trust's inability to redeem the preferred shares. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Trust is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. If the Trust were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Trust could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities.

REPURCHASE OF COMMON SHARES

     In recognition of the possibility that the Trust's common shares may trade at a discount to their NAV, the Trust may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its common shares in the open market or by tendering for its common shares at NAV. So long as any Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any common shares unless (1) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and
(2) at the time of such purchase, redemption or acquisition the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (determined after deducting the acquisition price of the common shares) are met. Repurchases of common shares may result in the Trust being required to redeem Preferred Shares to satisfy asset coverage requirements.

PREFERRED SHARES

     Under the 1940 Act, the Trust is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Trust or the payment of dividends. Neither holders of common shares nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that might be issued.

     The Trust's Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into two or more series) as the Trustees may, without shareholder approval, authorize. The Preferred Shares have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustee may determine and as are set forth in the Trust's Certificate establishing the terms of the Preferred Shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares. Under the Trust's Certificate , the Trustees have authorized the creation of 18,000 Auction Rate Cumulative Preferred Shares, having a par value of $0.01 per share, with a liquidation preference of $25,000 per share, classified as Series M, T, W, Th and F Auction Rate Cumulative Preferred Shares.

                                  UNDERWRITING

     The underwriters named below (the "underwriters"), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust (the "Underwriting Agreement"), to purchase, and the Trust has agreed to sell, the number of Preferred Shares set forth opposite their respective names offered hereby.

                                                            Number Of
                                                        Preferred Shares
                                                  ------------------------------
Underwriters                                      Series M   Series W   Series F
------------                                      --------   --------   --------
Salomon Smith Barney Inc.......................     2,160      2,160      2,160
PaineWebber Incorporated.......................     1,080      1,080      1,080
Lehman Brothers Inc............................       180        180        180
Gruntal & Co., L.L.C...........................       180        180        180
                                                    -----      -----      -----
   Total.......................................     3,600      3,600      3,600
                                                    =====      =====      =====

     The Underwriting Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Preferred Shares offered hereby if they purchase any of the shares. In the Underwriting Agreement, the Trust and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

     The Trust has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $21.875 per share. The sales load the Trust will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on or before November 2, 2000.

     The Trust anticipates that the underwriters may from time to time act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be underwriters. The Trust anticipates that the underwriters or their respective affiliates may from time to time act in auctions as broker-dealers and receive fees as described under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Trust.

     The principal business address of Salomon Smith Barney is 388 Greenwich Street, New York, New York 10013.

                                  LEGAL MATTERS

     Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Dechert, Washington, DC and for the Underwriters by Simpson Thacher & Bartlett, New York, New York.

                                     EXPERTS

     The financial statements of the Trust at February 29, 2000 and the selected per share data and ratios set forth under the caption "Financial Highlights" for each of the fiscal years ended February 29, 1996 through February 29, 2000 have been audited by KPMG LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon KPMG LLP's authority as experts in accounting and auditing. The address of KPMG is 355 South Grand Avenue, Los Angeles, California 90071.

                               FURTHER INFORMATION

     The Trust has filed with the SEC, Washington, DC, a registration statement under the Securities Act of 1933 with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Trust may be found in the registration statement, of which this Prospectus constitutes a part, on file with the SEC. The registration statement may be inspected without charge at the SEC's office in Washington, DC, and copies of all or any part thereof may be obtained from such officer after payment of the fees prescribed by the SEC.

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and the SEC's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file with the SEC. In addition, reports, proxy and information statements and other information concerning the Trust can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
Change of Name............................................................  B-3
Additional Information about Investments and Investment Techniques........  B-3
Investment Restrictions...................................................  B-9
Trustees and Officers.....................................................  B-10
Code of Ethics............................................................  B-15
Investment Management and Other Services..................................  B-15
Portfolio Transactions....................................................  B-17
Additional Information Concerning the Auctions for Preferred Shares.......  B-18
Description of Preferred Shares...........................................  B-24
Moody's and S&P Guidelines................................................  B-33
Federal Taxation..........................................................  B-39
Advertising and Performance Data..........................................  B-42
Financial Statements......................................................  B-44
Glossary..................................................................  B-45
Appendix A: Ratings of Investments........................................  B-57

--------------------------------------------------------------------------------

                                  $270,000,000

                            Pilgrim Prime Rate Trust

                    Auction Rate Cumulative Preferred Shares

                             3,600 Shares, Series M
                             3,600 Shares, Series W
                             3,600 Shares, Series F

                               -------------------

                                   Prospectus

                                October 30, 2000

                               -------------------

                              Salomon Smith Barney
                            PaineWebber Incorporated
                                 Lehman Brothers
                                  Gruntal & Co.

--------------------------------------------------------------------------------

                            PILGRIM PRIME RATE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 30, 2000

     Pilgrim Prime Rate Trust (the "Trust") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's investment objective is to seek as high a level of current income for holders of its common shares as is consistent with the preservation of capital. The Trust seeks to achieve its objective by acquiring interests in senior floating-rate loans ("Senior Loans") with interest rates that float periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or the London Inter-Bank Offered Rate ("LIBOR"). Normally, at least 80% of the Trust's total assets are invested in Senior Loans. The Trust is managed by ING Pilgrim Investments, Inc. ("ING Pilgrim Investments" or the "Adviser"), formerly known as Pilgrim Investments, Inc.

     This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated October 30, 2000. This SAI does not include all information that a prospective investor should consider before purchasing shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge, by calling ING Pilgrim Investments toll-free at 1-800 992-0180.

     Capitalized terms used in this SAI are defined in the glossary beginning on page B-45.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Change of Name............................................................  B-3
Additional Information about Investments and Investment Techniques........  B-3
Investment Restrictions...................................................  B-9
Trustees and Officers.....................................................  B-10
Code of Ethics............................................................  B-15
Investment Management and Other Services..................................  B-15
Portfolio Transactions....................................................  B-17
Additional Information Concerning the Auctions for Preferred Shares.......  B-18
Description of Preferred Shares...........................................  B-24
Moody's and S&P Guidelines................................................  B-33
Federal Taxation..........................................................  B-39
Advertising and Performance Data..........................................  B-42
Financial Statements......................................................  B-44
Glossary..................................................................  B-45
Appendix A: Ratings of Investments........................................  B-57


     The Prospectus and SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("Commission" or "SEC"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office for no charge. The registration statement is also available on the Commission's website (www.sec.gov).

                                 CHANGE OF NAME

     The Trust changed its name from "Pilgrim Prime Rate Trust" to "Pilgrim America Prime Rate Trust" in April 1996, and then changed its name back to "Pilgrim Prime Rate Trust" on November 16, 1998.

       ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Trust's investments and investment techniques is set forth below.

EQUITY SECURITIES

     In connection with its purchase or holding of interests in Senior Loans, the Trust may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Trust will acquire such interests only as an incident to the intended purchase or ownership of Senior Loans or if, in connection with a reorganization of a borrower, the Trust receives an equity interest in a reorganized corporation or other form of business entity or warrants to acquire such an equity interest. The Trust normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Trust's total assets that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

LEASE PARTICIPATIONS

     The credit quality standards and general requirements that the Trust applies to Lease Participations, including collateral quality, the credit quality of the borrower and the likelihood of payback, are substantially the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to the federal funds rate, LIBOR or Prime Rate in order to be eligible for investment.

     The Office of the Comptroller of the Currency has established regulations which set forth circumstances under which national banks may engage in lease financings. Among other things, the regulation requires that a lease be a net-full payout lease representing the noncancelable obligation of the lessee, and that the bank make certain determinations with respect to any estimated residual value of leased property relied upon by the bank to yield a full return on the lease. The Trust may invest in lease financings only if the Lease Participation meets these banking law requirements.

REPURCHASE AGREEMENTS

     In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on agreed upon date) only with member banks of the Federal Reserve System, member firms of the New York Stock Exchange ("NYSE") or other entities determined by ING Pilgrim Investments to be creditworthy. When participating in repurchase agreements, the Trust buys securities from a vendor, E.G., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. The Trust may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Trust to the seller. In evaluating whether to enter into a repurchase agreement, ING Pilgrim Investments will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Trust to enforce the terms of the repurchase agreement is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and ING Pilgrim Investments will monitor the value of the collateral. No specific limitation exists as to the percentage of the Trust's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in reverse repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into reverse repurchase agreements. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser to sell the security back to the Trust at an agreed upon price on an agreed upon date. Reverse repurchase agreements will be considered borrowings by the Trust, and as such are subject to the restrictions on borrowing. Borrowings by the Trust create an opportunity for greater total return, but at the same time, increase exposure to capital risk. The Trust will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to the reverse repurchase agreements. The Trust will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Commission require either that securities sold by the Trust under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Trust's books and records pending repurchase. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them.

LENDING SENIOR LOANS AND OTHER PORTFOLIO INSTRUMENTS

     To generate additional income, the Trust may lend its portfolio securities including an interest in a Senior Loan, in an amount up to 33 1/3% of total Trust assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with ING Pilgrim Investments. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities, and the Trust may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     The Trust may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Trust has the right to call a Senior Loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the Senior Loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the Senior Loan will be for the account of the Trust.

     The Trust may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned,
(b) the borrowers add to such collateral whenever the price of the instruments loaned rises (I.E., the value of the loan is "marked to market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time, and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and increase in their market value. The Trust may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by ING Pilgrim Investments to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by ING Pilgrim Investments, and will be considered in making decisions with respect to the lending of portfolio instruments.

     The Trust may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities, but if a material event were to occur affecting such a loan, the Trust will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor. However, the loans will be made only to firms deemed by ING Pilgrim Investments to be of good financial standing and when, in the judgment of ING Pilgrim Investments, the consideration which can be earned currently from loans of this type justifies the attendant risk.

INTEREST RATE HEDGING TRANSACTIONS

     Generally, the Trust does not engage, nor does it intend to engage in the foreseeable future, in interest rate swaps, or the purchase or sale of interest rate caps and floors. The Trust has the ability, however, pursuant to its investment objectives and policies, to engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Trust's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. Market conditions will determine whether and in what circumstances the Trust would employ any of the hedging techniques described below.

     Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, E.G., an exchange of an obligation to make floating rate payments on a specified dollar amount referred to as the "notional" principal amount for an obligation to make fixed rate payments. For example, the Trust may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio that has an interest rate redetermination period of one year. The Trust could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payment under an obligation that readjusts monthly. In such event, the Trust would consider the interest rate redetermination period of such Senior Loan to be the shorter period. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Trust will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Trust or to the extent the purchase of swaps, caps or floors would be inconsistent with the Trust's other investment restrictions.

     The Trust will not treat swaps covered in accordance with applicable regulatory guidance as senior securities. The Trust will usually enter into interest rate swaps on a net basis, I.E., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value ("NAV") at least equal to the accrued excess will be maintained in a segregated account. If the Trust enters into a swap on other than a net basis, the Trust will maintain in the segregated account the full amount of the Trust's obligations under each such swap. The Trust may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by ING Pilgrim Investments to be creditworthy. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor.

     The swap, cap and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and agents utilizing standard swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Trust will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices on the terms that ING Pilgrim Investments believes are advantageous to the Trust. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Trust will be able to terminate an interest rate swap or sell or offset interest rate caps or floors that it has purchased.

     The successful utilization of hedging and risk management transactions require skills different from those needed in the selection of the Trust's portfolio securities and depends on ING Pilgrim Investments' ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques above will benefit the Trust, if ING Pilgrim Investments' judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

BORROWING

     Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Trust has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

ORIGINATING SENIOR LOANS

     Although the Trust does not act, nor does it intend to act in the foreseeable future, as an "agent" in originating and administrating a loan on behalf of all lenders or as one of a group of "co-agents" in originating Senior Loans, it does have the ability to do so. Senior Loans are typically arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by one or more such lenders acting as agent of several lenders. On behalf of the several lenders, the agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the borrower and the several lenders. The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of lenders that commit to providing funding for a Senior Loan. In large transactions, it is common to have several agents; however, one such agent typically has primary responsibility for documentation and administration of the Senior Loan. The agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

     Lenders generally rely on the agent to collect their portion of the payments on the Senior Loan and to use the appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

     When the Trust is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the Senior Loan to the lenders, if any, assumes all risks associated with the Senior Loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     Pursuant to the terms of a loan agreement, the Trust as agent typically has sole responsibility for servicing and administrating a loan on behalf of the other lenders. Each lender in a Senior Loan is generally responsible for performing their own credit analysis and their own investigation of the financial condition of the borrower. Generally, loan agreements will hold the Trust liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Trust for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

     Acting in the capacity of an agent in a Senior Loan may subject the Trust to certain risks in addition to those associated with the Trust's current role as lender. An agent is charged with the above described duties and responsibilities to lenders and borrowers subject to the terms of the loan agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the loan agreement may expose the Trust to liability for breach of contract. If a relationship of trust is found between the agent and the lenders, the agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Trust will invest no more than 10% of its total assets in Senior Loans in which it acts as agent or co-agent and the size of any individual loan will not exceed 5% of the Trust's total assets.

ADDITIONAL INFORMATION ON SENIOR LOANS

     Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, I.E., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Trust may have an obligation to make additional loans upon demand by the borrower. The Trust intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

     In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Trust normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Trust looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor loan covenants, and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Trust may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

     The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

     The Trust believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The Trust may incur additional credit risk, however, when the Trust acquires a participation in a Senior Loan from another lender because the Trust must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Trust conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's ("S&P"), or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least "P-1" by Moody's or "A-1" by S&P. In the absence of such rated long-term debt or rated commercial paper, the Trust may acquire participation's in Senior Loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Adviser under the supervision of the Trustees. The Trust also diversifies its portfolio with respect to lenders from which the Trust acquires Senior Loans. See "Investment Restrictions."

     Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Trust's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Trust generally holds Senior Loans to maturity unless it has become necessary to sell them to satisfy any shareholder tender offers or to adjust the Trust's portfolio in accordance with ING Pilgrim Investments' view of current or expected economic or specific industry or borrower conditions.

     Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Trust. This should, however, allow the Trust to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Trust.

     Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Trust will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

     Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stock in its subsidiaries, trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The market value of the assets serving as collateral will, at the time of investment, in the opinion of the Adviser, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

     The Trust may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.

     In order to allow national banks to purchase shares of the Trust for their own accounts without limitation, the Trust invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of the U.S. Code Title 12. National banks which are contemplating purchasing shares of the Trust for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following restrictions relating to its investments and activities, which may not be changed with a Majority Vote, as defined in the 1940 Act. The Trust may not:

     1. Issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the borrowed amount) less all liabilities other than borrowings, or (iv) issuing a class or classes of preferred shares in an amount not exceeding 50%, or such other percentage permitted by law, of the Trust's total assets less all liabilities and indebtedness not represented by senior securities.

     2.   Invest more than 25% of its total assets in any industry.

     3. Invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of its assets .

     4. Make investments in any one issuer other than U.S. government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Trust's total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue, except that up to 25% of the Trust's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Trust will consider the borrower of a Senior Loan to be the issuer of such Senior Loan. In addition, with respect to a Senior Loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Trust will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a Senior Loan) to be an issuer of the Senior Loan.

     5. Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

     6. Purchase or sell equity securities (except that the Trust may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options.

     7.   Make loans of money or property to any person, except that the Trust
          (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements.

     8. Purchase shares of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     9. Make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3% (50% in the case of the issuance of a preferred class of shares), or such other percentage permitted by law, of the value of the Trust's total assets (including, with respect to borrowings the amount borrowed) less all liabilities other than borrowings (or, in the case of the issuance of senior securities, less all liabilities and indebtedness not represented by senior securities).

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Trust's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

     There is no limitation on the percentage of the Trust's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Trust invests in such instruments, the Trust's portfolio should be considered illiquid. The extent to which the Trust invests in such instruments may affect its ability to realize the NAV of the Trust in the event of the voluntary or involuntary liquidation of its assets.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

     The Trust is governed by its Board of Trustees. The Trustees and Officers of the Trust are listed below.

     AL BURTON. (Age 72) Trustee. President of Al Burton Productions for more than the last five years. Mr. Burton is also a Director, Trustee or a member of the Advisory Board of each of the funds managed by the Adviser.

     PAUL S. DOHERTY. (Age 66) Trustee. President, of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director or Trustee of each of the funds managed by the Adviser.

     ROBERT B. GOODE. (Age 70) Trustee. Retired. Mr. Goode was formerly Chairman of American Direct Business Insurance Agency, Inc. (1996-2000). Mr. Goode is also a Director or Trustee of each of the funds managed by the Adviser.

     *ALAN L. GOSULE. (Age 59) Trustee. Partner and Chairman of the Tax Department of Clifford Chance Rogers & Wells LLP (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc., Simpson Housing Limited Partnership, Home Properties of New York, Inc., CORE Cap, Inc. and Colonnade Partners. Mr. Gosule is also a Director or Trustee of each of the funds managed by the Adviser.

     WALTER H. MAY. (Age 63) Trustee. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is also a Director or Trustee of each of the funds managed by the Adviser.

     JOCK PATTON. (Age 54) Trustee. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January 1999). Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, inc., Director of Artisoft, Inc. (August 1994 - July 1998); and a President and Co-owner of StockVal, Inc. (April 1993 - June 1997). Mr. Patton is also a Director or Trustee of each of the funds managed by the Adviser.

     DAVID W.C. PUTNAM. (Age 61) Trustee. President and Director of F.L. Putnam Securities Company, Inc. and its affiliates (since 1978). Mr. Putnam is Director of Anchor Investment Management Corporation and President and Director/Trustee of Anchor Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director or Trustee of each of the funds managed by the Adviser.

     JOHN R. SMITH. (Age 77) Trustee. President of New England Fiduciary Company (since 1991). Mr. Smith is Chairman of Massachusetts Educational Financing Authority (since 1987); Vice Chairman of Massachusetts Health and Education Authority (since 1979), Vice-Chairman of MHI, Inc. (Massachusetts Non-Profit Energy Purchasers Consortium) (since 1996). Mr. Smith is also a Director or Trustee of each of the funds managed by the Adviser.

     **ROBERT W. STALLINGS. (Age 51) Trustee. Chief Executive Officer and President. Chairman, Chief Executive Officer and President of ING Pilgrim Group, Inc. ("ING Pilgrim Group") (since December 1994); Chairman, ING Pilgrim Investments, Inc. (since December 1994); Chairman, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") (since December 1994); President and Chief Executive Officer of ING Pilgrim Funding. (since November 1999); and President and Chief Executive Officer of ING Pilgrim Capital (since October 1999) and its predecessors (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the funds managed by the Adviser.

     **JOHN G. TURNER. (Age 61) Chairman. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar Life Insurance Company of New York (since 1995); and Chairman of Northern Life Insurance Company (since 1992). Mr. Turner was formerly Director of Northstar Investment Management Corporation and its affiliates (1993-1999) and President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991). Mr. Turner is also Chairman of each of the funds managed by the Adviser.

     DAVID W. WALLACE. (Age 76) Trustee. Chairman of FECO Engineered Systems, Inc. Mr. Wallace is President and Trustee of the Robert R. Young Foundation, Governor of the New York Hospital, Trustee of Greenwich Hospital and Director of UMC Electronics and Zurn Industries, Inc. Mr. Wallace was formerly Chairman of Lone Star Industries and Putnam and Trust Company, Chairman and Chief Executive Officer of Todd Shipyards, Bangor Punta Corporation, and National Securities & Research Corporation. Mr. Wallace is also a Director or Trustee of each of the funds managed by the Adviser.

----------
* An "interested person, " as defined in the 1940 Act, of the Trust. Mr. Gosule is a partner at Clifford Chance Rogers & Wells LLP, which provided certain legal services for the Trust through 1999.

** An "interested person, " as defined in the 1940 Act, by virtue of his affiliation with the Trust or ING Pilgrim Investments or any of its affiliates.

     In addition, the following individual serves as an Advisory Board Member to the Trust.

     MARY A. BALDWIN, Ph.D. (Age 60) Advisory Board Member. Realtor, Caldwell Bankers Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is an Advisory Board Member of each of the funds managed by the Adviser.

     The Trust currently pays each Trustee, or Advisory Board Member, who is not an interested person of the Adviser a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by ING Pilgrim Investments for which the Trustees serve in common as Directors/Trustees or as Advisory Board Members, if applicable. Certain of the ING Pilgrim Funds had different compensation schedules in place for the Trustees during portions of 1999.

     The Trust currently has an Executive Committee, Audit Committee, Valuation Committee and a Nominating Committee. The Audit, Valuation and Nominating Committees consist entirely of Independent Trustees.

     The following individuals serve on the Trust's Executive Committee: Walter
H. May, Jock Patton, Robert W. Stallings and John G. Turner. Mr. Turner serves as Chairman of the Executive Committee.

     The following individuals serve on the Trust's Audit Committee: Mary A. Baldwin, Paul S. Doherty, Robert B. Goode, John R. Smith and David W. Wallace. Mr. Wallace serves as Chairman of the Audit Committee.

     The following individuals serve on the Trust's Valuation Committee: Al Burton, Alan L. Gosule, Walter H. May, Jock Patton and David W.C. Putnam. Mr. Patton serves as Chairman of the Valuation Committee.

     The following individuals serve on the Trust's Nominating Committee: Mary
A. Baldwin, Al Burton, Paul S. Doherty, Robert B. Goode and Walter H. May. Mr. May serves as Chairman of the Nominating Committee.

COMPENSATION OF TRUSTEES

     The following table sets forth the compensation paid to each of the Trustees for the fiscal year ended February 29, 2000. Trustees who are "interested persons " of ING Pilgrim Investments do not receive any compensation from the Trust . In the column headed "Total Compensation From Fund Complex Paid to Trustees," the number in parentheses indicates the total number of Boards in the Pilgrim Fund complex on which the Trustee served during that year.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED FEBRUARY 29, 2000
                                     Aggregate             Total Compensation
                                 Compensation From         From  Fund Complex
Name and Position                    Registrant             Paid to Trustees
-----------------                    ----------             ----------------
Walter E. Auch,                        $5,327                   $ 34,500
Trustee (1)                                                    (6 Boards)

Mary A. Baldwin,                       $6,823                   $ 44,188
Trustee (2)                                                    (8 Boards)

John P. Burke,                         $6,369                   $ 41,250
Trustee (1)                                                    (6 Boards)

Al Burton,                             $7,595                   $ 49,188
Trustee                                                       (13 Boards)

Paul S. Doherty,                       $3,542                   $ 22,938
Trustee                                                       (15 Boards)

Robert B. Goode                        $3,542                   $ 22,938
Trustee                                                       (15 Boards)

Alan  L. Gosule,                       $3,542                   $ 22,938
Trustee (3)                                                   (15 Boards)

Mark L. Lipson,                        $    0                   $      0
Trustee (4) (5)                                               (15 Boards)

Walter H. May,                         $3,542                   $ 22,938
Trustee                                                       (15 Boards)

Jock Patton,                           $7,595                   $ 49,188
Trustee                                                       (13 Boards)

David W.C. Putnam,                     $3,426                   $ 22,188
Trustee                                                       (15 Boards)

John R. Smith,                         $3,542                   $ 22,938
Trustee                                                       (15 Boards)

Robert W. Stallings,                   $    0                   $      0
Trustee (4)                                                   (13 Boards)

John G. Turner,                        $    0                   $      0
Trustee (4)                                                   (15 Boards)

David W. Wallace,                      $3,542                   $ 22,938
Trustee                                                       (15 Boards)

----------
(1)  Resigned as Trustee effective October 29, 1999.
(2)  Resigned as Trustee effective June 15, 2000.
(3) An "interested person," as defined in the 1940 Act, of the Trust. Mr. Gosule is a partner at Clifford Chance Rogers & Wells LLP, which provided certain legal services for the Trust through 1999.
(4) An "interested person, " as defined in the 1940 Act, because of his affiliation with ING Pilgrim Investments.
(5)  Resigned as Trustee effective July 26, 2000.

OFFICERS

     ROBERT W. STALLINGS, CHIEF EXECUTIVE OFFICER AND PRESIDENT AND CHIEF OPERATING OFFICER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 51) Chairman, Chief Executive Officer and President of ING Pilgrim Group (since December 1994); Chairman, ING Pilgrim Investments and ING Pilgrim Securities (since December 1994); President and Chief Executive Officer of ING Pilgrim Funding (since November 1999) and President and Chief Executive Officer of ING Pilgrim Capital (since October 1999) and its predecessors (since August 1991). Mr. Stallings is also Director, Trustee, or a member of the Advisory Board of each of the funds managed by the Adviser.

     JAMES R. REIS, EXECUTIVE VICE PRESIDENT, CHIEF CREDIT OFFICER, AND ASSISTANT SECRETARY 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 43) Director, Vice Chairman (since December 1994), and Executive Vice President (since April 1995) and Director of Senior Lending and Structured Finance (since April 1998), ING Pilgrim Group and ING Pilgrim Investments; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995), ING Pilgrim Securities; Executive Vice President (since April 1995) and Assistant Secretary of each of the other Pilgrim Funds (since December 1997). Presently serves or has served as an officer or director of other affiliates of ING Pilgrim Capital.

     JAMES M. HENNESSY, SENIOR EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER AND SECRETARY 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 51) Senior Executive Vice President (since June 2000), Executive Vice President (October 1999 - June 2000), Secretary (since October 1999), ING Pilgrim Capital and its predecessors; Executive Vice President (since April
     1998) and Secretary (since April 1995), ING Pilgrim Group, ING Pilgrim Securities and ING Pilgrim Investments; Executive Vice President (since May
     1998) and Secretary (since April 1995) of each of the Pilgrim Funds. Formerly Senior Vice President of each of the Pilgrim Funds (April 1995-April 1998). Presently serves or has served as an officer of other affiliates of ING Pilgrim Capital.

     DANIEL A. NORMAN, SENIOR VICE PRESIDENT, TREASURER, AND CO-SENIOR PORTFOLIO MANAGER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age
     42) Senior Vice President (since December 1994) of ING Pilgrim Investments and ING Pilgrim Securities. Presently serves or has served as an officer of other affiliates of ING Pilgrim Capital.

     JEFFREY A. BAKALAR, SENIOR VICE PRESIDENT AND CO-SENIOR PORTFOLIO MANAGER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Senior Vice President of ING Pilgrim Investments (since November 1999).

     MICHAEL J. ROLAND, SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Senior Vice President and Chief Financial Officer ING Pilgrim Group, ING Pilgrim Investments, and ING Pilgrim Securities (since June 1998). Senior Vice President and Chief Financial Officer (since June 1998) of each of the

     Pilgrim Funds. Formerly served in same capacity (January, 1995 - April,
     1997). Formerly Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

     ROBERT S. NAKA, SENIOR VICE PRESIDENT AND ASSISTANT SECRETARY 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the funds in the Pilgrim Group of Funds. Formerly Vice President of ING Pilgrim Investments (April 1997-October 1999) and ING Pilgrim Group (February 1997-August 1999). Formerly Assistant Vice President of ING Pilgrim Group (August 1995-February 1997).

     To the knowledge of the Trust, as of September 30, 2000, no current Trustee of the Trust owned 1% or more of the outstanding shares of the Trust and the officers and Trustees of the Trust own, as a group, less than 1% of the shares of the Trust.

     As of September 30, 2000, no person, to the knowledge of the Trust, owned beneficially or of record more than 5% of the outstanding shares of the Trust.

                                 CODE OF ETHICS

     The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees and the officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Trust that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Trust's Chief Compliance Officer or her designee and to report all transactions on a regular basis.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE ADVISER

     The Adviser serves as investment manager to the Trust and has overall responsibility for the management of the Trust. The Investment Management Agreement between the Trust and the Adviser requires the Adviser to oversee the provision of all investment advisory services for the Trust. The Adviser, which was organized in December 1994, is registered as an investment adviser with the Commission and serves as investment adviser to 51 other registered investment companies (or series thereof), as well as privately managed accounts, and as of September 30, 2000 had total assets under management of approximately $20.8 billion.

     The Adviser is an indirect wholly-owned subsidiary of ING Group (NYSE:
ING). ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 60 countries , with almost 90,000 employees.

     The Adviser pays all of its expenses from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates. Other expenses incurred in the operation of the Trust are borne by the Trust, including, without limitation, expenses incurred in connection with the sale, issuance, registration and transfer of its shares; fees of its Custodian, Transfer and Shareholder Servicing; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Adviser; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounting fees; the fees of any trade association of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary or non-recurring expenses.

     For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, ING Pilgrim Investments was paid $13,076,669, $11,973,819 and $10,369,772, respectively, for services rendered to the Trust.

     The Investment Management Agreement continues from year to year if specifically approved at least annually by the Trustees or the Shareholders. In either event, the Investment Management Agreement must also be approved by vote of a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" of any party, cast in person at a meeting called for that purpose.

     The use of the name "Pilgrim" in the Trust's name is pursuant to the Investment Management Agreement between the Trust and ING Pilgrim Investments, and in the event that the Agreement is terminated, the Trust has agreed to amend its Agreement and Declaration of Trust to remove the reference to "ING Pilgrim."

THE ADMINISTRATOR

     The Administrator of the Trust is ING Pilgrim Group, which is an affiliate of the Adviser. In connection with its administration of the corporate affairs of the Trust, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Trust and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or ING Pilgrim Investments; costs to prepare information; determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Trust's books and records that are not maintained by ING Pilgrim Investments, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Trust's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any tender offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Trust in connection with administrating the ordinary course of the Trust's business other than those assumed by the Trust, as described below.

     Except as indicated immediately above and under "The Adviser," the Trust is responsible for the payment of its expenses including: the fees payable to ING Pilgrim Investments; the fees payable to the Administrator; the fees and certain expenses of the Trust's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust's legal counsel and independent auditors; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the costs of share certificates representing shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and its shares with the Commission, including the preparation and printing of the Trust's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust's business.

     For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, ING Pilgrim Group was paid $2,139,091, $2,022,051 and $1,778,473, respectively, for services rendered to the Trust.

                             PORTFOLIO TRANSACTIONS

     The Trust will generally have at least 80% of its total assets invested in Senior Loans. The remaining assets of the Trust will generally consist of short-term debt instruments with remaining maturities of 120 days or less and certain other instruments such as subordinated loans up to a maximum of 5% of the Trust's net assets, Hybrid Loans, unsecured loans, interest rate swaps, caps and floors, repurchase agreements and reverse repurchase agreements. The Trust will acquire Senior Loans from and sell Senior Loans to major money center banks, selected regional banks and selected non-banks, insurance companies, finance companies and leasing companies which usually act as lenders on senior collateralized loans. The Trust may also purchase Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Trust's interest in a particular Senior Loan will terminate when the Trust receives full payment on the loan or sells a Senior Loan in the secondary market. Costs associated with purchasing or selling Senior Loans in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.

     Purchases and sales of short-term debt and other financial instruments for the Trust's portfolio usually are principal transactions, and normally the Trust will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Trust that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.

     While ING Pilgrim Investments seeks to obtain the most favorable net results in effecting transactions in the Trust's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Trust. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. ING Pilgrim Investments is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction, even if the specific services were not imputed to the Trust and were useful to the Adviser in advising other clients. Information so received will be in addition to, and not in lieu of, the services required to be performed by ING Pilgrim Investments under the Investment Management Agreement between ING Pilgrim Investments and the Trust. The expenses of ING Pilgrim Investments will not necessarily be reduced as a result of the receipt of such supplemental information. ING Pilgrim Investments may use any research services obtained in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for ING Pilgrim Investments or other entities advised by ING Pilgrim Investments will be considered by and may be useful to ING Pilgrim Investments in carrying out its obligations to the Trust.

     The Trust does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Adviser, except for sales of portfolio securities pursuant to a tender offer, in which event the Adviser will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer. To the extent certain services which the Trust is obligated to pay for under the Investment Management Agreement are performed by the Adviser, the Trust will reimburse the Adviser for the costs of personnel involved in placing orders for the execution of portfolio transactions.

     The Trust did not pay any brokerage commissions during the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998.

PORTFOLIO TURNOVER RATE

     The annual rates of the Trust's total portfolio turnover for the years ended February 29, 2000, February 28, 1999 and February 28, 1998, were 71%, 68% and 90%, respectively. The annual turnover rate of the Trust is generally expected to be between 50% and 100%, although as part of its investment policies, the Trust places no restrictions on portfolio turnover and the Trust may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Trust also includes Senior Loans for which the full payment on the Senior Loan has been prepaid by the borrower. The Adviser believes that prepaid Senior Loans generally comprise approximately 25% to 75% of the Trust's total portfolio turnover each year.

       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     The Certificate provides that the Applicable Rate for each Dividend Period of shares of each series shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for each such series (an "Auction Date") from implementation of the Auction Procedures set forth in the Certificate and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Certificate.

     AUCTION AGENCY AGREEMENT . The Trust has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of the Auction.

     BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Trust, which provides for the participation of those Broker-Dealers in Auctions for shares of a series of Preferred Shares. See "Broker-Dealers" below.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Certificate. The Trust will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of Holders of preferred shares to elect a majority of the Trust's Trustees, as described under "Description of Preferred Shares-Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each series of Preferred Shares, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

     On or prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

     (a) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

          (i) "Hold Order" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period of such shares;

          (ii) "Bid" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner offers to sell if the Applicable Rate for such shares of such series for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

          (iii) "Sell Order" -- indicating the number of Outstanding shares, if any, of such that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period; and

     (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such series that they offer to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period is not less than the rate per annum specified in such Bids.

     The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such series an Order or Orders covering all the Outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a series of Preferred Shares an Order or Orders covering all of the Outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 7 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such series of Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a series of Preferred Shares that offers to become the Beneficial Owner of additional shares of such series of Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of shares of a series of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of a series of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

     As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares of such series of Preferred Shares subject to Orders submitted or deemed submitted to them by

Beneficial Owners and as Potential Holders in respect of shares of such series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a series of Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of a series of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

     Neither the Trust nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Trust may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Share that is fewer than the number of shares of such series specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

     As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of a series of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent, provided that prior to such removal, the Trust shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of a series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of such series of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a series of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Prior to 1:00 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Trust) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a series of Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (a) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

     (b) (i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

          (ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

          (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

          (iv) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

     (c) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

     If more than one Bid of a Potential Holder for shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such series therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

     Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of such series.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all shares of such series will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next Dividend Period. "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     If all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Dividend Period shall be the All Hold Rate.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

     Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a series of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made:

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

     (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such series subject to such Submitted Bid;

     (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

     (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of Outstanding Preferred Shares of such series subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares of such series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

     (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (unless this results because all Outstanding shares of such series are subject to Submitted Hold Orders):

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will continue to hold the Preferred Shares subject to such Submitted Bid;

     (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will purchase the number of Preferred Shares subject to such Submitted Bid; and

     (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Shares of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares of such series being sold or purchased on such Auction Date so that the number of shares of such series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among Potential Holders so that only whole shares of such series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such series.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     If any Existing Holder selling shares of a series of Preferred Shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

                         DESCRIPTION OF PREFERRED SHARES

     The descriptions of the Preferred Shares contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration of Trust and the Certificate. Copies of the

Declaration of Trust and the Certificate are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

     The Preferred Shares will rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

DIVIDENDS AND DIVIDEND PERIODS

     GENERAL. Holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Trust is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Trust does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

     The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     DETERMINATION OF DIVIDEND RATE. The dividend rate for the initial Dividend Period (I.E. the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each Series are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Trust has resulted from an Auction.

     Dividend Periods after the initial Dividend Period shall either be Standard Rate Periods (generally 7 days) or, subject to certain conditions and with notice to Holders, Special Rate Periods.

     A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Rate Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Rate Period, and the Holders of the shares of the affected series will be required to continue to hold such shares for such Standard Rate Period.

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

     The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares for a particular Series are subject (or are deemed to be subject) to Hold Orders.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Trust. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     NOTIFICATION OF DIVIDEND PERIOD. The Trust will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Rate Period and that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares shall have been cured as set forth under "--Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Trust shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and
(v) the Trust has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

     If the Trust proposes to designate any Special Rate Period, not fewer than 7 Business Days (or two Business Days in the event the duration of the Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period , notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and
(B) that the Trust will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, in which case the Trust may specify the terms of any Specific Redemption

Provisions, or (y) its determination not to proceed with such Special Rate Period in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Trust has determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

          (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period.

     If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

     DEFAULT PERIOD. A "Default Period" with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and, together with a Dividend Default and a Redemption Default, hereinafter referred to as "Default").

     A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent.

     In the case of a Dividend Default, no Auction will be held during a Default Period applicable to that Series and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

     Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

     No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Trust may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Trust's senior securities representing indebtedness, including all outstanding senior indebtedness of the Trust, including the Trust's obligations under any credit facility program, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Trust's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited unless there is no event of default under indebtedness senior to the Preferred Shares, if any, and immediately after such transaction, the Trust would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

     For so long as the Preferred Shares are Outstanding, except as otherwise provided in the Certificate, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Trust ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Trust's preferred shares, including the Preferred Shares, and (iii) the Trust has redeemed the full number of preferred shares required to be redeemed by any mandatory provision for redemption including shares of the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Certificate.

     For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Trust will not declare, pay or set apart for payment on any series of shares of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

REDEMPTION

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Massachusetts law, the Trust at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Trust shall not effect any optional redemption unless after giving effect thereto (i) the Trust has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and
(ii) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

     MANDATORY REDEMPTION. If the Trust fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

     Preferred shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

     The Trust shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Trust last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust will redeem those Preferred Shares on the earliest practicable date on which the Trust will have such funds available, upon notice to record owners of Preferred Shares and the Paying Agent. The Trust's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     REDEMPTION PROCEDURE. Pursuant to Rule 23c-2 under the 1940 Act, the Trust will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Trust). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the Preferred Shares at their addresses appearing on the share records of the Trust. Such notice will set forth (i) the redemption date, (ii) the number and identity of Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

     If fewer than all of the shares of a series of Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Trust on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Trust to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed shall be selected by the Trust by lot, on a pro rata basis between each series or by such other method as the Trust shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and
(ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Trust will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Trust upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in the Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Trust for payment.

     So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Trust unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Trust ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Trust in which case all Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Certificate limits any legal right of the Trust to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Trust is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Trust is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Trust must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Trust must maintain asset coverage for Preferred Shares of at least 200%.

     PREFERRED SHARES BASIC MAINTENANCE AMOUNT. The Trust will be required under Rating Agency Guidelines to maintain, as of each Business Day on which the Preferred Shares are outstanding, assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount established by the rating agency or agencies then rating the Preferred Shares. If the Trust fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Trust will be required under certain circumstances to redeem certain of the Preferred Shares.

     The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

          (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Trust non-interest expenses for 90 days subsequent to such Valuation Date; (D) the amount of current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with additional interest on the current outstanding balances calculated at the current rate multiplied by 1.93 and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, any indebtedness service to the Preferred Shares and indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent reflected in any of (i)(A) through (i)(D): less

          (ii) the sum of any cash plus the value of any Trust assets irrevocably deposited by the Trust for payment of any (i)(B) through (i)(E) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P1 by Moody's and A+/A-1 by S&P, it will be valued at its face value).

     The Advance Rates, the criteria used to determine whether the assets held in the Trust's portfolio are Eligible Assets, and guidelines for determining the market value of the Trust's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with the rating the Preferred Shares. The Moody's Advance Rate and the S&P Advance Rate relating to any asset of the Trust, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Moody's Advance Rate and S&P Advance Rate of the Trust's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Trust, without shareholder approval, but only in event that the Trust receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "aaa" credit rating from Moody's or the "AAA" credit rating from S&P.

     A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Trust will pay certain fees to Moody's and S&P for rating the Preferred Shares. The ratings assigned to

Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of Preferred Shares should be evaluated independently of any other rating.

     Upon any failure to maintain the required Discounted Value of the Trust's Eligible Assets, the Trust will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

     1940 ACT PREFERRED SHARES ASSET COVERAGE. The Trust is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares). If the Trust fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Trust will be required to redeem certain Preferred Shares.

     NOTICES. The Trust must deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that Common or Preferred Shares are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     The Trust is required to deliver to the Auction Agent, and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Trust, less all liabilities and (ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a "1940 Act Preferred Shares Asset Coverage Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and (C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

     Within ten Business Days of the Date of Original Issue, the Trust shall deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Trust in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Trust on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Trust, the Trust will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Trust in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Trust's independent auditors during such fiscal quarter. In addition, the Trust will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Trust on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent auditors will be conclusive and binding on the Trust. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Trust, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates, the 1940 Act Preferred Shares Asset Coverage Certificates, (ii) that, based upon such calculations, the Trust had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test, and (iii) that the Trust met the Moody's General Portfolio Requirements and the S&P Diversity I or S&P Diversity II requirements, as applicable.

VOTING

     All voting rights (as described in the Prospectus under "Description of Capital Structure" and "Description of Preferred Shares - -Voting Rights") will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

     The Board of Trustees may without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the Certificate or Declaration of Trust by the Rating Agencies in the event the Trust receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the Preferred Shares.

RESTRICTIONS ON TRANSFER

     Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Trust or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer.

                           MOODY'S AND S&P GUIDELINES

     The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Certificate. A copy of the Certificate is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

     The composition of the Trust's portfolio reflects Rating Agency Guidelines established by Moody's and S&P in connection with the Trust's receipt of a rating of "aaa" and "AAA" from Moody's and S&P, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various Advance Rates for debt securities.

     The Rating Agency Guidelines require that the Trust maintain assets having an aggregate Discounted Value greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Trust to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares -- Asset Maintenance." The Rating Agency Guidelines also impose certain diversification requirements on the Trust's overall portfolio.

     The Trust intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount, the determination of which is as set forth under "Description of Preferred Shares -- Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency.).

     For purposes of calculating the Discounted Value of the Trust's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets" or "S&P Eligible Assets") must be discounted by certain advance rates set forth below ("Moody's Advance Rates" or "S&P Advance Rates"). The Discounted Value of a portfolio security under the Rating Agency Guidelines is the Market Value thereof, determined as specified by Moody's or S&P, multiplied by the Moody's Advance Rate or the S&P Advance Rate.

     As described by Moody's, an issue of preferred stock which is rated "aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by S&P, a preferred stock rating of "AAA" indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An Moody's or S&P credit rating of preferred stock does not address the likelihood that a resale mechanism (E.G., the Auction) will be successful.

     Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Trust and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

MOODY'S GUIDELINES

     The Trust's portfolio must meet the following diversification requirements ("Moody's General Portfolio Requirements"):

     (a) no more than 25% by par value of the Trust's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation and

     (b) no more than 10% by par value of the Trust's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to such participation.

     So long as the Trust's portfolio complies with the Moody's General Portfolio Requirements, the Moody's Advance Rate is the percentage determined below:

     (i) Loans: for each Moody's Asset Category, the percentage specified in the table below opposite such Moody's Asset Category.

               Moody's Asset Category              Advance Rate
               ----------------------              ------------
                         A                            84.5%
                         B                              73%
                         C                              62%
                         D                              45%
                         E                              45%

     (ii) Short Term Money Market Instruments: (A) 97%, so long as such investments mature or have a demand feature at par exercisable within 30 days,
(B) 90%, so long as such investments mature or have a demand feature at par not exercisable within 30 days, and (C) 83%, if such securities are not rated by Moody's, so long as such investments are rated at least A-2/AA or SP-2/AA by S&P and mature or have a demand feature at par exercisable within 30 days.

     Moody's Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of a Moody's Eligible Asset trading at par is equal to $ 1.00).

     (a) Moody's Asset Category A means Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.90.

     (b) Moody's Asset Category B means:

          (i) Performing Senior Loans which have a Market Value Price or an Approved Price of greater than or equal to $.80 but less than $.90; and

          (ii) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.85.

     (c) Moody's Asset Category C means:

          (i) Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.70 but less than $.80; and

          (ii) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.75 but less than $.85.

     (d) Moody's Asset Category D means Senior Loans which have a Market Value Price or an Approved price less than $.75.

     (e) Moody's Asset Category E means Non-Senior Loans which have a Market Value Price or an Approved Price.

     Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest applicable Moody's Advance Rate.

     Moody's Eligible Assets include the following:

     (i) Senior Loans and Senior Unsecured Loans; provided, however, that (a) Senior Loans and Senior Unsecured Loans with an Approved Price will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Trust's total assets;
(b) Senior Loans and Senior Unsecured Loans under Moody's Asset Category D will qualify as Moody's Eligible Assets only up to a maximum of 20% of the Trust's total assets; and (c) Senior Unsecured Loans will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Trust's total assets.

     (ii) Non-Senior Loans; provided, however, that Non-Senior Loans will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Trust's total assets.

     (iii) Short-Term Money Market Instruments so long as (a) such securities are rated at least P-2, (b) in the case of demand deposits, time deposits, banker's acceptances and certificate of deposit and overnight funds, the supporting entity is rated at least A2, (c) such securities are U.S. Government Securities, or (d) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A2 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months.

     (iv) Cash.

S&P GUIDELINES

     The Trust's portfolio must meet one of the following requirements ("S&P Diversity I" or "S&P Diversity II"):

     S&P Diversity I means that the Trust's portfolio meets the following requirements:

     (1) the Trust's total assets must be invested in the securities of borrowers and other issuers having their principal business activities in at least four S&P Industry Classifications; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (1), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation; and (2) the Trust's total assets must be invested in securities of at least 20 different issuers, provided that for purposes of this subsection (2), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to a participation.

     S&P Diversity II means that the Trust's portfolio meets the following requirements:

     (1) the Trust's total assets must be invested in the securities of borrowers and other issuers having their principal business activities in at least 10 S&P Industry Classifications; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (1), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation; and (2) the Trust's total assets must be invested in securities of at least 30 different issuers, provided that for purposes of this subsection (2), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to a participation.

     S&P Advance Rate means the rate set forth below for each type of S&P Eligible Asset:

     (i) Loans: depending upon whether the Trust's portfolio meets the requirements of either S&P Diversity I or S&P Diversity II, for each S&P Asset Category, the applicable percentage specified in the table below opposite such S&P Asset Category.

                                  S&P Diversity I          S&P Diversity II
     S&P Asset Category            Advance Rate              Advance Rate
     ------------------            ------------              ------------
             A                         80%                       86%
             B                         74%                       82%
             C                         57%                       68%
             D                         47%                       60%
             E                         47%                       49%

     (ii) Short Term Money Market Instruments: (A) 97%, so long as such investments mature or have a demand feature at par exercisable within 30 days, and (B) 90%, so long as such investments mature or have a demand feature at par not exercisable within the 30 days but exercisable within one year.

     (iii) Cash; 100%.

     S&P Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of an S&P Eligible Asset trading at par is equal to $ 1.00).

     (a) S&P Asset Category A means Performing Senior Loans (other than (i) Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Trust's total assets and (ii) Senior Loans which are rated below B- by S&P or are unrated to the extent such loans exceed 15% of the Trust's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price greater than $.90.

     (b) S&P Asset Category B means Performing Senior Loans (other than (i) Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Trust's total assets and (ii) Senior Loans which are rated below B- by S&P or are unrated to the extent such loans exceed 15% of the Trust's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price greater than or equal to $.85 but equal to or less than $.90.

     (c) S&P Asset Category C means non-Performing Senior Loans (other than (i) Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Trust's total assets and (ii) Senior Loans which are rated below B- by S&P or are unrated to the extent such loans exceed 15% of the Trust's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price greater than $.85.

     (d) S&P Asset Category D means:

          (i) Performing Senior Loans (other than (i) Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Trust's total assets and (ii) Senior Loans which are rated below B-by S&P or are unrated to the extent such loans exceed 15% of the Trust's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price less than $.85; and

          (ii) Non-Performing Senior Loans (other than (i) Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Trust's total assets and (ii) Senior Loans which are rated below B- by S&P or are unrated to the extent such loans exceed 15% of the Trust's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price less than or equal to $.85.

     (e) S&P Asset Category E means:

          (i) Senior Loans whose total syndication is less than $150 million (to the extent such loans exceed 15% of the Trust's total assets),

          (ii) Senior Loans which are rated below B- by S&P or are unrated(to the extent such loans exceed 15% of the Trust's total assets) and

          (iii) Non-Senior Loans.

     Notwithstanding any other provision contained above, for purposes of determining whether an S&P Eligible Asset falls within a specific S&P Asset Category, to the extent that any S&P Eligible Asset would fall in more than one of the five S&P Asset Categories, such S&P Eligible Asset shall be deemed to fall into the S&P Asset Category with the highest applicable S&P Advance Rate.

     S&P Eligible Assets include the following:

     (i) Senior Loans and Senior Unsecured Loans; provided, however, that (a) Senior Loan Participations, Senior Unsecured Loans and Non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Trust's total assets and Senior Unsecured Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of the Trust's total assets, (b) Senior Loans whose total syndication is less than $150 million will qualify as S&P Eligible Assets only up to a maximum of 35% of the Trust's total assets, (c) Senior Loans and Non-Senior Loans rated below B- by S&P or unrated will qualify as S&P Eligible Assets only up to an aggregate maximum of 50% of the Trust's total assets, (d) Senior Loans and Non-Senior Loans with an Approved Price will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of the Trust's total assets, (e) a Senior Loan or a Non-Senior Loan to a single issuer, plus any other investment in the securities of such issuer, will qualify as an S&P Eligible Asset only up to an aggregate maximum of 5% (for the S&P Diversity I Advance Rate) or 3.33% (for the S&P Diversity II Advance Rate) of the Trust's total assets, provided that, for purposes of this subsection (e), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to a participation, (f) Senior Loans and Non-Senior Loans to borrowers and other issuers having their principal business activities in the same S&P Industry Classification will qualify as S&P Eligible Assets only up to an aggregate maximum of 25% (for the S&P Diversity I Advance Rate) or 10% (for the S&P Diversity II Advance Rate) of the Trust's total assets, provided that this limitation shall not apply with respect to U.S. Government Securities and provided further that, for purposes of this subsection (f), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation.

     (ii) Non-Senior Loans; provided, however, that (a) unsecured Non-Senior Loans will qualify as S&P Eligible Assets only up to a maximum of 3% of the Trust's total assets and Senior Unsecured Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of the Trust's total assets, (b) Senior Loan Participations, Senior Unsecured Loans and Non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Trust's total assets, (c) Senior Loans and Non-Senior Loans rated below B- by S&P or unrated will qualify as S&P Eligible Assets only up to an aggregate maximum of 50% of the Trust's total assets, (d) Senior Loans and Non-Senior Loans with an Approved Price will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of the Trust's total assets, (e) a Senior Loan or a Non-Senior Loan to a single issuer, plus any other investment in the securities of such issuer, will qualify as an S&P Eligible Asset only up to an aggregate maximum of 5% (for the S&P Diversity I Advance Rate) or 3.33% (for the S&P Diversity I Advance Rate) of the Trust's total assets, provided that, for purposes of this subsection (e), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to a participation, (f) Senior Loans and Non-Senior Loans to borrowers and other issuers having their principal business activities in the same S&P Industry Classification will qualify as S&P Eligible Assets only up to an aggregate maximum of 25% (for the S&P Diversity I Advance Rate) or 10% (for the S&P Diversity I Advance Rate) of the Trust's total assets, provided that this limitation shall not apply with respect to U.S. Government Securities and provided further that, for purposes of this subsection (f), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation.

     (iii) Short-Term Money Market Instruments provided that (a) such securities are rated at least A-1 and mature within 30 days or are rated at least A-1+ and mature within one year, and provided further that such securities rated A-1 will qualify as S&P Eligible Assets only up to a maximum of 20% of the Trust's total assets (b) in the case of demand deposits, time deposits, banker's acceptances, certificates of deposit and overnight funds, the supporting entity is rated at least A+, (c) such securities are U.S. Government Securities or (d) in all other cases, the supporting entity is rated at least A+.

     (iv) Cash.

CERTAIN OTHER RATING AGENCY RESTRICTIONS

     For so long as any of the Preferred Shares are Outstanding and

     (a) any Rating Agency so requires, the Trust will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

          (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

          (ii) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of preferred shares, including any Series or reissue any preferred shares, including any Series previously purchased or redeemed by the Trust;

          (iii) engage in any short sales of securities;

          (iv) lend portfolio securities;

          (v) merge or consolidate into or with any other corporation;

          (vi) engage in any reverse repurchase agreement; or

          (vii) change the Pricing Service to a service other than an Approved Pricing Service.

     (b) are rated by S&P

          (i) the rating on each S&P Eligible Asset must be updated no less frequently than monthly;

          (ii) the prices for S&P Eligible Assets which have a Market Value Price shall be updated as of each Valuation Date;

          (iii) the prices for S&P Eligible Assets which have an Approved Price shall be updated no less frequently than monthly;

          (iv) no less frequently than semi-annually, the Trust's independent auditors shall verify the pricing of at least 25% of the S&P Eligible Assets and provide to S&P a letter describing the results of such verification. For the purposes of this item (iv), "verify" shall mean that the independent auditors agreed the prices reported by the Trust to the prices received by the Trust from an Approved Pricing Service; and

          (v) the Trust shall notify S&P if, on any Valuation Date, the aggregate Discounted Value of the S&P Eligible Assets is less than 125% of the Preferred Shares Basic Maintenance Amount.

     (c) are rated by Moody's

          (i) no less frequently than semi-annually, the Trust's independent auditors shall verify the pricing of at least 25% of the Moody's Eligible Assets and provide to Moody's a letter describing the results of such verification. For the purposes of this item (i), "verify" shall mean that the independent auditors agreed the prices reported by the Trust to the prices received by the Trust from an Approved Pricing Service; and

          (ii) the Trust shall notify Moody's if, on any Valuation Date, the aggregate Discounted Value of the Moody's Eligible Assets is less than 125% of the Preferred Shares Basic Maintenance Amount.

                                FEDERAL TAXATION

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Trust has elected each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Trust generally is not subject to federal income tax on the portion of its investment company taxable income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (I.E., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Trust at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

     In general, investments by the Trust in zero coupon or other original issue discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Trust holds the securities, even though the Trust receives no cash interest payments. This income is included in determining the amount of income which the Trust must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

     In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of the Trust's total assets in securities of any such issuer and as to which the Trust does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (I.E., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Trust in October, November or December with a record date in such a month and paid by the Trust during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The Trust intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

HEDGING TRANSACTIONS

     The Trust has the ability, pursuant to its investment objectives and policies, to hedge its investments in a variety of transactions, including interest rate swaps and the purchase or sale of interest rate caps and floors. The treatment of these transactions for federal income tax purposes may in some instances be unclear, and the regulated investment company qualification requirements may limit the extent to which the Trust can engage in hedging transactions.

     Under certain circumstances, the Trust may recognize gain from a constructive sale of an appreciated financial position. If the Trust enters into certain transactions in property while holding substantially identical property, the Trust would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of a gain from a constructive sale would depend upon the Trust's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Trust's holding period and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

DISTRIBUTIONS

     The Trust anticipates distributing substantially all of its investment company taxable income for the taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends received deduction.

     The Trust may either retain or distribute to shareholders its net capital gain for each taxable year. The Trust currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Trust elects to retain its net capital gain, the Trust will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Trust also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Trust in excess of the Trust's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust. If the NAV at the time a shareholder purchases shares of the Trust reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of all dividends and redemption proceeds payable to any shareholder (1) who fails to provide the Trust with a certified, correct identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Trust that the shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

SALE OF SHARES

     A shareholder will recognize gain or loss on the sale or exchange of shares of the Trust in an amount generally equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired through the Shareholder Investment Program) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Trust, capital gain dividends, and amounts retained by the Trust that are designated as undistributed capital gains.

     If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

     In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status. See "Distributions."

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Income received by the Trust from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Trust.

                        ADVERTISING AND PERFORMANCE DATA

ADVERTISING

     From time to time, advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Any such information may include trading volume of the Trust's shares, the number of Senior Loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Trust for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc. or other industry publications. These rankings will typically compare the Trust to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Trust's relative performance for any future period.

     Reports and promotional literature may also contain the following information: (i) number of shareholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Trust's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Trust by analysts.

     In addition, reports and promotional literature may contain information concerning the Adviser, ING Pilgrim Capital, the Portfolio Managers, ING Pilgrim Group or affiliates of the Trust including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Trust, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by ING Pilgrim Capital; (iv) the past performance of ING Pilgrim Capital and ING Pilgrim Group;
(v) the past performance of other funds managed by the Adviser; (vi) quotes from a portfolio manager of the Trust or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Adviser.

     The Trust may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Trust may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in the Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Trust may compare such other yield data described above to each other. The Trust may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investment Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

     The Trust may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussion of other investment companies in the Pilgrim Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

PERFORMANCE DATA

     The Trust may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Trust may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

     The Trust's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Trust's corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

     Total return and distribution rate and compounded distribution rate figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Trust's portfolio, the Trust's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

                              FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report of the Trust for the fiscal year ended February 29, 2000 together with the report of KPMG LLP thereon, and the unaudited financial statements included in the Semi-Annual Report of the Trust for the six-month period ended August 31, 2000, are hereby incorporated by reference in this SAI. No other part of the Annual Report or Semi-Annual Report of the Trust is incorporated herein.

                                    GLOSSARY

     "'AA' Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Rate Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

          "Advance Rate" means the Moody's Advance Rate (if Moody's is then rating the Preferred Shares) and the S&P Advance Rate (if S&P is then rating the Preferred Shares), whichever is applicable.

          "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided that ING Pilgrim Investments, Inc. shall not be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Trust, be deemed to be an Affiliate.

          "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

          "All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

          "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate.

          "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean a Market Value Price) from an independent source at least semi-annually.

          "Asset Coverage Cure Date" has the meaning set forth in "Description of Preferred Shares -- Redemption."

          "Auction" means each periodic operation of the Auction Procedures.

          "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

          "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

          "Auction Procedures" means the procedures described in "Additional Information Concerning the Auction for Preferred Shares" and the procedures described in Part II of the Certificate.

          "Auditor's Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

          "Available Preferred Shares" has the meaning set forth in Additional Information Concerning the Auction For Preferred Shares -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

          "Beneficial Owner," with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

          "Bid" has the meaning set forth Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

          "Bidder" has the meaning set forth in Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

          "Board of Trustees" means the Board of Trustees of the Trust or any duly authorized committee thereof as permitted by applicable law.

          "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

          "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

          "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

          "Certificate" means the Certificate of Designation for Preferred Shares of the Trust, dated October 20, 2000, specifying the powers, preferences and rights of Preferred Shares.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission.

          "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Trust.

          "Date of Original Issue" means the date on which a Series is originally issued by the Trust.

          "Declaration of Trust" means the Agreement and Declaration of Trust, as amended.

          "Default Period" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

          "Default Rate" means the Reference Rate multiplied by three (3).

          "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1+ or SP-1+ by S&P, except that, for purposes of optional redemption such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-1 by Moody's.

          "Discounted Value" means the product of the Market Value (plus accrued interest) of an Eligible Asset multiplied by the applicable Advance Rate.

          "Dividend Default" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

          "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

          "Dividend Period" means, with respect to each Series, the period commencing on the Date of Original Issue thereof and ending on the date specified for such Series on the Date of Original Issue thereof and thereafter, from and including one Dividend Payment Date for shares of such Series to but excluding the next succeeding Dividend Payment Date for shares of such Series; provided, however, that if any Dividend Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

          "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) , whichever is applicable.

          "Existing Holder" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

          "Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders."

          "Holder" means, with respect to Preferred Shares, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Trust.

          "Loan" means any assignment of or participation in any bank loan denominated in U.S. dollars including term loans, the funded and unfunded portions of revolving credit lines (provided that the Trust shall place in reserve an amount equal to any unfunded portion of any revolving credit line) and debtor-in possession financings; provided that such loan (a) is not extended for the purpose of purchasing or carrying any margin stock and (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank in the ordinary course of business.

          "Mandatory Redemption Date" has the meaning set forth in "Description of Preferred Shares -- Redemption."

          "Mandatory Redemption Price" has the meaning set forth in set forth in "Description of Preferred Shares -- Redemption."

          "Market Value" means the Market Value Price or, if a Market Value Price is not readily available, the Approved Price of each Eligible Asset held by the Trust.

          "Market Value Price" means the price of an Eligible Asset which is the price obtained from an Approved Pricing Service or, if such price is not available, the lower of the bid prices quoted by two Approved Dealers.

          "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers; provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

       Moody's                         S&P                      Applicable
    Credit Rating                 Credit Rating                 Percentage
    -------------                 -------------                 ----------
     aa3 or Above                 AA- or Above                     150%
       a3 or a1                     A- to A+                       160%
     baa3 to baa1                 BBB- to BBB+                     250%
      Below baa3                   Below BBB-                      275%

          "Moody's" means Moody's Investors Service, Inc. and its successors at law.

          "Moody's Advance Rate" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Asset Category" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Asset Category A" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Asset Category B" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Asset Category C" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Asset Category D" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Asset Category E" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's General Portfolio Requirements" has the meaning set forth in "Moody's & S&P Guidelines -- Moody's Guidelines."

          "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

     1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

     7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

     8.   Personal and Non-Durable Consumer Products (Manufacturing Only):
          Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     9.   Diversified/Conglomerate Manufacturing

     10.  Diversified/Conglomerate Service

     11.  Diversified Natural Resources, Precious Metals and Minerals:
          Fabricating, Distribution, Mining and Sales

     12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

     13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

     15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

     16.  Grocery: Grocery Stores, Convenience Food Stores

     17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     18.  Home and Office Furnishings, Housewares, and Durable Consumer
          Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

     19.  Hotels, Motels, Inns and Gaming

     20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

     22.  Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
          Industrial, Machine Tools, Steam Generators

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

     24.  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
          Drilling

     25.  Personal, Food and Miscellaneous

     26. Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

     27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     29.  North American Cellular and North American Cable

     30.  Data and Internet Services

     31.  Satellite

     32.  Telecommunications Equipment

     33.  Other Telecommunications

     34. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     35.  Utilities: Electric, Water, Hydro Power, Gas, Diversified

     36.  Radio and TV Broadcasting

     37.  Foreign Cellular, Foreign Cable, Foreign TV, Foreign Radio and
          Equipment

     38.  Other Broadcasting and Entertainment

          "1940 Act" means the Investment Company Act of 1940, as amended.

          "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

          "1940 Act Preferred Shares Asset Coverage Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

          "Non-Senior Loan" means a Loan that is a hybrid loan, a subordinated loan or an unsecured loan other than a Senior Unsecured Loan.

          "Notice of Redemption" has the meaning set forth in "Description of Preferred Shares -- Redemption."

          "Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders."

          "Outstanding" means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Trust or any Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Trust or any person known to the Auction Agent to be an Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Trust shall be disregarded and not deemed Outstanding, but shares held by any Affiliate shall be deemed Outstanding.

          "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

          "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

          "Potential Beneficial Owner or Holder," means (1) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's letter.

          "Preferred Shares" has the meaning set forth on page 1 of this SAI.

          "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

               (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Trust non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate multiplied by 1.93 and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, any indebtedness service to the Preferred Shares and indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of
     (i)(A) through (i)(D): less

               (ii) the sum of any cash plus the value of any Trust assets irrevocably deposited by the Trust for the payment of any (i)(B) through
     (i)(E) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P1 by Moody's and A+/A-1 by S&P, it will be valued at its face value).

          "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

          "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

          "Rate Period" means either a Standard Rate Period or a Special Rate Period.

          "Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

          "Redemption Date" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

          "Redemption Default" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

          "Redemption Price" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

          "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

          "S&P" means Standard & Poor's and its successors at law.

          "S&P Advance Rate" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Asset Category" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Asset Category A" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Asset Category B" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Asset Category C" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Asset Category D" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Asset Category E" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Diversity I" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Diversity II" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines -- S&P Guidelines."

          "S&P Industry Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (or such other classifications as S&P may from time to time approve for application to the Preferred Shares):

     1. Aerospace and Defense: Aircraft manufacturer/components, Arms and ammunition

     2.   Air transport

     3.   Automotive: Manufacturers, Parts and Equipment, Tire and Rubber

     4.   Beverage and Tobacco

     5.   Broadcast Radio and Television

     6.   Brokers/Dealers/Investment Houses

     7.   Building and Development: Builders, Land Development/Real Estate,
          REITs

     8.   Business Equipment and Services: Graphic Arts, Office
          Equipment/Computers, Data Processing Service Bureaus, Computer
          Software

     9.   Cable and Satellite Television

     10.  Chemical/Plastics: Coatings/Paints/Varnishes

     11.  Clothing/Textiles

     12.  Conglomerates

     13.  Containers and Glass Products

     14.  Cosmetic/Toiletries

     15.  Drugs

     16.  Ecological Services and Equipment: Waste Disposal Services and
          Equipment

     17.  Electronics/Electric

     18. Equipment Leasing: Auto Leasing/Rentals, Commercial Equipment Leasing, Data Processing Equipment Service/Leasing

     19.  Farming/Agriculture: Agricultural Products and Equipment, Fertilizers

     20.  Financial Intermediaries: Bank/Thrifts, Finance Companies

     21.  Food/Drug Retailers

     22.  Food Products

     23.  Food Service: Food Service/Restaurants, Vending

     24.  Forest Products: Building Materials, Paper Products/Containers

     25.  Health Care

     26.  Home Furnishings: Appliances, Furniture and Fixtures, Housewares

     27.  Lodging and Casinos

     28. Industrial Equipment: Machinery, Manufacturing/Industrial, Specialty Instruments

     29.  Insurance

     30.  Leisure Goods/Activities/Movies

     31. Nonferrous Metals/Minerals: Aluminum Producers, Mining (including coal), Other Metal/Mineral Producers

     32.  Oil and Gas: Producers/Refiners, Gas Pipelines

     33.  Publishing

     34.  Rail Industries: Railroads, Rail Equipment

     35.  Retailers (except food and drug)

     36.  Steel

     37.  Surface Transport: Shipping/Shipbuilding, Trucking

     38.  Telecommunications/Cellular Communications

     39.  Utilities: Electric, Local Gas, Water

          The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

          "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each Series.

          "Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

          "Senior Loan" means any secured Loan that is not subordinated by its terms to any other indebtedness of the borrower.

          "Senior Loan Participations" means participations by the Trust in a lender's portion of a Senior Loan where the Trust has a contractual relationship with such lender and not the borrower, and such lender is rated at least A-1/A-.

          "Senior Unsecured Loan" means any unsecured Loan that is not subordinated by its terms to any other indebtedness of the borrower and is rated BBB- or better by S&P or Baa3 or better by Moody's, as applicable.

          "Series" means any of the series of Preferred Shares issued by the Trust.

          "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days :

               (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) ;

               (iii) overnight funds; and

               (iv) U.S. Government Securities.

          "Special Rate Period" means a Dividend Period that is not a Standard Rate Period.

          "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period shall be redeemable at the Trust's option at a price per share equal to the Liquidation Value plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Value or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

          "Standard Rate Period" means the period from and including one Dividend Payment Date for shares of such Series to but excluding the next succeeding Dividend Payment Date for shares of such Series, and generally means a Dividend Period of 7 days.

          "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          "Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

          "Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

          "Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

          "Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

          "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government securities selected by the Trust.

          "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

          "Valuation Date" means the last Business Day of each week.

          "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause
(B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

                                   Appendix A

                             RATINGS OF INVESTMENTS

                       DESCRIPTION OF MOODY'S DEBT RATINGS

     Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note -- Those bonds in the "Aa", "A," "Baa," "Ba" and "B" categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols "Aa1," "A1," "Baa1," "Ba1" and "B1."

     Short-term Notes -- The four ratings of Moody's for short-term notes are "MIG 1/VMIG1," "MIG 2/ VMIG2," "MIG 3/VMIG3" and "MIG 4/VMIG4." "MIG 1/VMIG1" denotes "best quality . . . strong protection by established cash flows." "MIG 2/VMIG2" denotes "high quality" with ample margins of protection. "MIG3/VMIG3" notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades." "MIG 4/VMIG4" notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present
 . . . there is specific risk."

                 DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                  DESCRIPTION OF STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put features, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

     BB, B, CCC, CC and C -- Obligations rated "BB", "B", "CCC", "CC" and "C" is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit ratings. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

           DESCRIPTION OF STANDARD & POOR'S SHORT-TERM CREDIT RATINGS

     A-1-- A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet financial commitment on these obligations is extremely strong.

     A-2 -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of chanages in circumstances and economic conditions than the obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.